                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      21
                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      28
     FUND OFFICERS AND IMPORTANT ADDRESSES      29

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH WAS STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.7 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT RECENT CUTS IN MANUFACTURING PAYROLLS SUPPORT THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND IN THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.70

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1998--September 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.30
Sep 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   12.15%     11.76%     11.77%
-------------------------------------------------------------------------
Six-month total return(2)                 5.72%      7.76%     10.77%
-------------------------------------------------------------------------
One-year total return(2)                 35.27%     38.42%     41.44%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                19.34%     19.71%     19.85%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                14.41%     14.62%(3)  14.39%
-------------------------------------------------------------------------
Commencement date                      07/28/93   07/28/93   08/13/93
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) The total return reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Because the Fund concentrates investments in the utility industry, it may be more susceptible to any economic, political or regulatory occurrence effecting this industry. Foreign securities involve the risk of fluctuations in foreign exchange rates, future political and economic developments. Lower-rated securities are referred to as "junk bonds" and are considered speculative with regards to payment of interest and principal.

    As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--September 30, 2000)


1.   CALPINE                     9.5%
     Owns and operates power plants and
     sells electricity predominately in
     the United States.

2.   CHINA MOBILE                4.5%
     Provides cellular telecommunica-
     tions services in China.

3.   NRG ENERGY                  4.3%
     Owns and operates power plants
     predominately in the United States.

4.   DYNEGY                      3.9%
     Markets natural gas and other energy
     sources in the United States, Canada,
     and the United Kingdom.

5.   PECO ENERGY                 3.7%
     Provides electricity and natural gas
     to customers in Pennsylvania.

6.   COASTAL                     3.4%
     Explores for and produces oil and
     natural gas.

7.   ENRON                       3.1%
     Explores for and produces natural gas
     and crude oil and develops and
     distributes energy throughout the
     United States.

8.   RELIANT ENERGY              2.8%
     Provides electric and natural gas
     services to customers in the United
     States, South America, and India.

9.   DUKE ENERGY                 2.7%
     Provides electricity and natural gas
     to customers in the United States and
     abroad.

10.  CALPINE CAPITAL TRUST       2.5%
     See "Calpine" above.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     SEPTEMBER 30, 2000                   MARCH 31, 2000
                                                                     ------------------                   --------------
Electric Utilities                                                          49.2                               34.7
Telecommunications                                                          14.8                               30.4
Oil, Gas Pipeline and Distribution                                          10.5                               11.8
Technology                                                                  10.2                                6.9
Energy                                                                       5.9                                0.0

* These sectors represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN UTILITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2000. THE TEAM IS LED BY CHRISTINE DRUSCH, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE AUGUST 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1985. SHE IS JOINED BY PORTFOLIO MANAGERS DAVID MCLAUGHLIN AND SEAN CONNER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET DURING THE REPORTING PERIOD, AND TO WHAT DO YOU ATTRIBUTE THE FUND'S PERFORMANCE?

A   The stock market was volatile
across all industries. The Federal Reserve Board attempted to moderate economic growth by hiking interest rates, which caused many investors to wonder whether high-growth, high-valuation companies--many of which are in the technology and telecommunications sectors--could sustain such lofty valuations. A sell-off occurred in the spring as investors moved out of high-growth names and turned their focus to "old economy" stocks, including utility securities. This rotation to utilities helped the utility sector outperform the broad market for the six-month period ended September 30, 2000.

    In this market environment, the fund returned 12.15 percent for the six months ended September 30, 2000 (Class A shares at net asset value; if the maximum sales charge of 5.75 percent were included, the return would have been lower). Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figure shown. Please refer to the chart and footnotes on page 4 for additional fund performance results. Although utility companies have typically been considered "old economy," they have recently benefited from the demands of the "new economy." For example, the explosion of computer, Internet, and wireless telephone usage has created a need for uninterrupted service to home and corporate users. This demand has fueled new growth in traditional utility companies. Furthermore, the deregulation of the utilities industries is generating increased competition, which is propelling companies to heighten their investment in technology and service in order to maintain market share.

    The fund underperformed its benchmark, the Standard & Poor's Utilities Index, which returned 41.33 percent during the reporting period. This underperformance was largely due to the fund's weighting in telecommunications services, as defined by the fund's prospectus as part of the utilities industry. Conversely, the benchmark index does not represent telecommunications services and therefore was not impacted by its poor performance. However, the fund outperformed its peer group, the Lipper Utility Fund Index, which returned 4.39 percent during the reporting period. The S&P Utilities Index is a broad-based, unmanaged index that reflects the general performance of electric utility stocks. The Lipper Utility Fund Index is a statistical composite of the 30 largest utility funds in the Lipper database. As noted, past performance is no guarantee of future results. The indexes are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities represented by the indexes. Such costs would lower the performance of the indexes. It is not possible to invest directly in an index.

Q   GIVEN THIS ENVIRONMENT OF
    HEIGHTENED DEMAND AND INDUSTRY DEREGULATION, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND?

A   During the reporting period, we
focused primarily on power producers and natural gas. Within electricity, we have seen demand outpace supply for the last few years because of the booming economy--new wealth has spurred demand for comfort goods such as air conditioners--and the Internet. When people think about the Internet and how it has revolutionized the way we do business, it may not be obvious that all this new technology cannot be powered without electricity. If the Internet is in fact the backbone of the new economy, this may bode well for electric companies.

    The increased demand for electricity has benefited power producers who have embraced deregulation. When utilities were regulated by the federal government, it was beneficial for these companies to spend because they were guaranteed a return on their investment. Companies built nuclear plants and windmill farms. Now that the utilities industry is no longer regulated, companies are not necessarily guaranteed a return on what they are spending because they must compete for customers. The established companies have been afraid to build, and they have not added any new electricity capacity for the past few years. That is how some independent power producers--those that formed after deregulation--have been able to grow so quickly. They were building new capacity when nobody else was, and therefore had excess power generation to sell when shortages occurred. In general, we increased the fund's exposure to these types of companies.

    As with electricity, the demand for natural gas has been greater than the supply. In the United States, natural gas production has been declining, even though more and more rigs are employed in the search for natural gas. The problem is that the newly discovered reserves have not been high-production reserves. Therefore, the country's ability to produce natural gas has been declining. So, as demand has increased, natural gas prices have increased, and the fund benefited during the reporting period from its holdings in this industry.

Q   CAN YOU GIVE SOME EXAMPLES OF
    STOCKS THAT CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PERIOD?

A   The best-performing stock for the
reporting period was Calpine, a domestic company that is building electricity generation plants and is an established player in California, one of the key areas with electricity shortages. Calpine continued to surprise with its earnings growth and margins expansion.

    Two other independent power producers, NRG Energy and Southern Companies, have also benefited from deregulation by selling excess power generation, and their stock prices have increased as well. Energy producers generally performed well during the reporting period, benefiting not only from the demands of new technology but also from the hot summers in Texas, California, and the Midwest.

    In natural gas, Enron was a top performer for the fund. They have profited from rising natural gas prices and have recently expanded into other commodities, including bandwidth.

    Keep in mind that not all stocks in the fund performed well, nor is there any guarantee that these stocks will perform as well or will be held by the fund in the future.

Q   WHAT AREAS HAVE BEEN WEAK FOR
    THE FUND?

A   In general, telecommunications
has been a weak area of the utilities market recently, and we have cut back on the fund's telecommunications exposure. After questions arose last spring about the sustainability of technology and telecommunications valuations, we have seen a slowdown in telecommunications growth as investors became concerned about that sector. Disappointments during the reporting period included Neon Communications (a fiber-optic network operator), Sprint (a local, long-distance, and wireless telephone service provider), and CoreComm (a local and long-distance telephone and Internet access provider).

Q   WHAT IS YOUR OUTLOOK FOR THE
    UPCOMING MONTHS?

A   We believe electricity demand will
continue to be strong, while supply may lag, and therefore companies that can exploit the shortages during the winter may profit. Of course, we could have a mild winter, and power producers may not see the profits they expect. Regardless, we anticipate natural gas prices to continue to be higher than average because there may not be enough oil to offset demand. Although the telecommunications industry has suffered recently, we believe it may be only a matter of time before the weaker players are flushed out and investor demand picks up again.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer D shares as well.

DEREGULATION: The process of allowing utility companies to engage in open competition to offer customers new and expanded services, as ushered in by revised state legislation.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

NEW ECONOMY: Refers to companies among the electronic and high-tech sectors such as the Internet, telecommunications, biochemicals, and semiconductors.

OLD ECONOMY: Refers to established companies among more traditional sectors such as industrial and manufacturing services.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON AND PREFERRED STOCKS  79.0%
ELECTRIC UTILITIES  41.1%
Calpine Capital Trust.....................................      32,100   $    5,745,900
Calpine Corp. (a).........................................     212,500       22,179,687
CMS Energy Corp...........................................      89,200        2,402,825
Consolidated Edison, Inc. ................................      40,000        1,365,000
Constellation Energy Group................................      64,200        3,193,950
Dominion Resources, Inc. .................................      48,600        2,821,837
DQE, Inc. ................................................      52,500        2,106,563
DTE Energy Co. ...........................................      50,000        1,912,500
Duke Energy Corp. ........................................      73,800        6,328,350
Edison International......................................      36,200          699,113
FirstEnergy Corp. ........................................     138,000        3,717,375
GPU, Inc. ................................................      43,975        1,426,439
IPALCO Enterprises, Inc. .................................     102,700        2,349,262
Montana Power Co. ........................................      45,800        1,528,575
Niagara Mohawk Holdings, Inc. (a).........................     127,700        2,011,275
Northeast Utilities.......................................      45,900          995,456
NRG Energy, Inc. (a)......................................     277,300       10,121,450
NSTAR.....................................................     114,600        4,612,650
OGE Energy Corp. .........................................      75,200        1,602,700
PECO Energy Co. ..........................................     142,300        8,618,044
Pinnacle West Capital Corp. ..............................     104,700        5,326,612
Public Service Co. of New Mexico..........................      88,500        2,289,938
Reliant Energy, Inc. .....................................     140,700        6,542,550
Sierra Pacific Resources..................................     134,928        2,428,704
Southern Co. .............................................     121,800        3,950,887
Southern Energy, Inc. (a).................................      15,700          492,588
TXU Corp. ................................................      29,300        1,161,013
TXU Corp.--Convertible Preferred, PRIDES..................      14,800          690,975
UtiliCorp United, Inc. ...................................      96,000        2,484,000
Xcel Energy, Inc. ........................................      75,950        2,088,625
                                                                         --------------
                                                                            113,194,843
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
ENERGY  5.0%
Dynegy, Inc. .............................................     161,000   $    9,177,000
Southern Union Co. (a)....................................      10,000          198,125
Williams Cos., Inc. ......................................     104,800        4,427,800
                                                                         --------------
                                                                             13,802,925
                                                                         --------------
NATURAL GAS PIPELINE AND DISTRIBUTION  3.6%
KeySpan Corp..............................................      85,800        3,442,725
National Fuel Gas Co. ....................................      62,000        3,475,875
NICOR, Inc. ..............................................      50,000        1,809,375
Southwest Gas Corp. ......................................      58,800        1,231,125
                                                                         --------------
                                                                              9,959,100
                                                                         --------------
OIL & GAS PIPELINE AND DISTRIBUTION  8.6%
Coastal Corp. ............................................     108,000        8,005,500
Columbia Energy Group.....................................      55,500        3,940,500
El Paso Energy Capital Trust I--Convertible Preferred.....      66,750        5,214,844
Enron Corp. ..............................................      72,800        6,379,100
                                                                         --------------
                                                                             23,539,944
                                                                         --------------
TELECOMMUNICATIONS  9.8%
ALLTEL Corp. .............................................      49,300        2,572,844
BellSouth Corp. ..........................................      69,400        2,793,350
Broadwing, Inc. (a).......................................      41,000        1,048,062
Cable & Wireless, PLC--ADR (United Kingdom)...............     100,700        4,286,044
CoreComm Ltd. (a).........................................      46,800          371,475
France Telecom--ADR (France)..............................      20,000        2,105,000
Jazztel, PLC--ADR (Spain) (a).............................       1,100           24,750
Nippon Telegraph & Telephone Corp.--ADR (Japan)...........      31,800        1,558,200
Qwest Communications Intl., Inc. (a)......................      76,781        3,690,287
SBC Communications, Inc. .................................      66,400        3,320,000
Sprint Corp. (PCS Group)..................................      61,800        1,811,512
Tele Danmark A/S--ADS (Denmark)...........................     100,000        2,812,500
Tritel, Inc. (a)..........................................       2,400           34,350
Winstar Communications, Inc. (a)..........................      31,500          488,250
                                                                         --------------
                                                                             26,916,624
                                                                         --------------
TECHNOLOGY  7.5%
Amdocs Ltd.--Convertible Preferred, TRACES................      59,800        3,255,362
China Mobile Hong Kong Ltd.--ADR (China) (a)..............     328,000       10,639,500
NEON Communications, Inc. (a).............................      60,000        2,092,500
TyCom, Ltd. (Bermuda) (a).................................     120,000        4,605,000
                                                                         --------------
                                                                             20,592,362
                                                                         --------------
UTILITIES  3.4%
Enel SpA--ADR (Italy) (a).................................      10,000          392,000
Global Crossing Ltd. (Bermuda) (a)........................      56,580        1,753,980

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
UTILITIES (CONTINUED)
Global Crossing Ltd.--Convertible Preferred, 144A--Private
  Placement (Bermuda) (b).................................      12,600   $    2,439,675
NEXTLINK Communications, Inc., Class A (a)................      45,000        1,583,438
Verizon Communications....................................      39,900        1,932,656
WorldCom, Inc. (a)........................................      45,000        1,366,875
                                                                         --------------
                                                                              9,468,624
                                                                         --------------

TOTAL COMMON AND PREFERRED STOCKS  79.0%..............................      217,474,422
                                                                         --------------

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          FIXED INCOME SECURITIES  6.1%
          CABLE TELEVISION  1.0%
$1,000    Continental Cablevision, Inc................ 8.300%   05/15/06   $  1,041,262
 1,000    Cox Communications, Inc. ................... 6.875    06/15/05        987,232
   700    Liberty Media Corp.--144A--Private Placement
          (b)......................................... 4.000    11/15/29        670,985
                                                                           ------------
                                                                              2,699,479
                                                                           ------------
          ELECTRIC UTILITIES  0.7%
 1,000    Texas Utilities Electric Co. ............... 8.250    04/01/04      1,033,010
 1,000    Union Electric Co. ......................... 7.375    12/15/04      1,014,769
                                                                           ------------
                                                                              2,047,779
                                                                           ------------
          OIL & GAS PIPELINE AND DISTRIBUTION  0.4%
 1,000    Enron Corp. ................................ 7.125    05/15/07        996,136
                                                                           ------------
          TELECOMMUNICATIONS  2.8%
 1,000    360 Communications Co. ..................... 7.125    03/01/03      1,000,485
   900    GTE Corp. .................................. 9.375    12/01/00        903,291
 1,000    Sprint Corp. ............................... 8.125    07/15/02      1,022,157
 3,000    Telefonos de Mexico, SA (Mexico)............ 4.250    06/15/04      3,776,250
 1,000    WorldCom, Inc. ............................. 7.750    04/01/07      1,024,418
                                                                           ------------
                                                                              7,726,601
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          TECHNOLOGY  1.2%
$1,956    Covad Communications Group, Inc.,
          144A--Private Placement (b)................. 6.000%   09/15/05   $  1,857,868
 1,447    Hutchison Whampoa Ltd.--ADR (China)......... 2.875    09/15/03      1,459,661
                                                                           ------------
                                                                              3,317,529
                                                                           ------------

TOTAL FIXED INCOME SECURITIES  6.1%.....................................     16,787,524
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS 85.1%
  (Cost $146,352,996)...................................................    234,261,946
SHORT-TERM INVESTMENTS 13.9%
  Federal National Mortgage Association Discount Notes
  ($38,455,000 par, yielding 6.320%, 10/20/00 maturity)
  (Cost $38,448,249)....................................................     38,448,249
                                                                           ------------
TOTAL INVESTMENTS 99.0%
  (Cost $184,801,245)...................................................    272,710,195
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%.............................      2,659,693
                                                                           ------------

NET ASSETS  100.0%......................................................   $275,369,888
                                                                           ============

(a) Non-Income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

ADR--American Depositary Receipts
ADS--American Depositary Shares
PRIDES--Preferred Redeemable Increased Dividend Securities
TRACES--Trust Automatic Common Exchange Securities

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $184,801,245).......................  $272,710,195
Cash........................................................        22,536
Receivables:
  Fund Shares Sold..........................................     4,145,411
  Interest..................................................       283,660
  Dividends.................................................       223,792
Other.......................................................        10,479
                                                              ------------
    Total Assets............................................   277,396,073
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................     1,104,867
  Investments Purchased.....................................       345,400
  Distributor and Affiliates................................       187,843
  Investment Advisory Fee...................................       137,608
Trustees' Deferred Compensation and Retirement Plans........       194,570
Accrued Expenses............................................        55,897
                                                              ------------
    Total Liabilities.......................................     2,026,185
                                                              ------------
NET ASSETS..................................................  $275,369,888
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $167,255,086
Net Unrealized Appreciation.................................    87,908,950
Accumulated Net Realized Gain...............................    20,224,121
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (18,269)
                                                              ------------
NET ASSETS..................................................  $275,369,888
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $179,802,349 and 7,129,382 shares of
    beneficial interest issued and outstanding).............  $      25.22
    Maximum sales charge (5.75%* of offering price).........          1.54
                                                              ------------
    Maximum offering price to public........................  $      26.76
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $74,485,532 and 2,962,934 shares of
    beneficial interest issued and outstanding).............  $      25.14
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $21,082,007 and 838,858 shares of
    beneficial interest issued and outstanding).............  $      25.13
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2000 (Unaudited)

INVESTMENT INCOME:
Dividends...................................................  $ 2,092,483
Interest....................................................    1,098,970
                                                              -----------
    Total Income............................................    3,191,453
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      700,042
Distribution (12b-1) and Services Fees (Attributed to
  Classes A, B and C of $162,266, $367,768 and $59,720,
  respectively).............................................      589,754
Shareholder Services........................................      140,442
Trustees' Fees and Related Expenses.........................       18,233
Legal.......................................................       10,029
Custody.....................................................        9,866
Other.......................................................       98,957
                                                              -----------
    Total Expenses..........................................    1,567,323
    Less Credits Earned on Cash Balances....................        4,756
                                                              -----------
    Net Expenses............................................    1,562,567
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,628,886
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $11,472,102
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   73,435,949
  End of the Period.........................................   87,908,950
                                                              -----------
Net Unrealized Appreciation During the Period...............   14,473,001
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $25,945,103
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $27,573,989
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended September 30, 2000 and the Year Ended
March 31, 2000 (Unaudited)

                                                        SIX MONTHS
                                                          ENDED            YEAR ENDED
                                                    SEPTEMBER 30, 2000   MARCH 31, 2000
                                                    -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................    $  1,628,886       $  2,266,516
Net Realized Gain..................................      11,472,102         15,579,388
Net Unrealized Appreciation During the Period......      14,473,001         38,194,175
                                                       ------------       ------------
Change in Net Assets from Operations...............      27,573,989         56,040,079
                                                       ------------       ------------
Distributions from Net Investment Income...........      (1,551,219)        (2,284,696)
Distributions in Excess of Net Investment Income...             -0-            (95,936)
                                                       ------------       ------------
Distributions from and in Excess of Net Investment
  Income*..........................................      (1,551,219)        (2,380,632)
Distributions from Net Realized Gain*..............             -0-         (8,887,968)
                                                       ------------       ------------
Total Distributions................................      (1,551,219)       (11,268,600)
                                                       ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................      26,022,770         44,771,479
                                                       ------------       ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................     118,020,028         32,510,689
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................       1,301,505          9,916,837
Cost of Shares Repurchased.........................     (69,455,154)       (40,829,395)
                                                       ------------       ------------

NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................      49,866,379          1,598,131
                                                       ------------       ------------

TOTAL INCREASE IN NET ASSETS.......................      75,889,149         46,369,610

NET ASSETS:
Beginning of the Period............................     199,480,739        153,111,129
                                                       ------------       ------------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $18,269 and $95,936, respectively)............    $275,369,888       $199,480,739
                                                       ============       ============
* Distributions by Class
---------------------------------------------------
Distributions from and in Excess of Net Investment
  Income:
  Class A Shares...................................    $ (1,182,738)        (1,295,698)
  Class B Shares...................................        (300,401)        (1,005,190)
  Class C Shares...................................         (68,080)           (79,744)
                                                       ------------       ------------
                                                       $ (1,551,219)      $ (2,380,632)
                                                       ============       ============
Distributions from Net Realized Gain:
  Class A Shares...................................    $        -0-       $ (3,740,190)
  Class B Shares...................................             -0-         (4,770,849)
  Class C Shares...................................             -0-           (376,929)
                                                       ------------       ------------
                                                       $        -0-       $ (8,887,968)
                                                       ============       ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS       YEAR      NINE MONTHS
                                ENDED         ENDED        ENDED        YEAR ENDED JUNE 30,
                            SEPTEMBER 30,   MARCH 31,    MARCH 31,    ------------------------
      CLASS A SHARES            2000          2000         1999        1998     1997     1996
                            ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............    $22.66        $17.47       $17.66      $16.44   $15.30   $13.39
                               ------        ------       ------      ------   ------   ------
  Net Investment Income....      0.18          0.35         0.31        0.43     0.64     0.54
  Net Realized and
    Unrealized Gain........      2.56          6.28         0.01        3.91     1.31     2.07
                               ------        ------       ------      ------   ------   ------
Total from Investment
  Operations...............      2.74          6.63         0.32        4.34     1.95     2.61
                               ------        ------       ------      ------   ------   ------
Less:
  Distributions from and in
    Excess of Net
    Investment Income......      0.18          0.36         0.30        0.48     0.61     0.70
  Distributions from and in
    Excess of Net Realized
    Gain...................       -0-          1.08         0.21        1.69     0.20      -0-
  Return of Capital
    Distribution...........       -0-           -0-          -0-        0.95      -0-      -0-
                               ------        ------       ------      ------   ------   ------
Total Distributions........      0.18          1.44         0.51        3.12     0.81     0.70
                               ------        ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD...................    $25.22        $22.66       $17.47      $17.66   $16.44   $15.30
                               ======        ======       ======      ======   ======   ======

Total Return (a)...........    12.15%*       39.44%        1.72%*     28.17%   13.20%   19.93%
Net Assets at End of the
  Period (In millions).....    $179.8        $ 89.1       $ 62.1      $ 60.4   $ 52.5   $ 57.7
Ratio of Expenses to
  Average Net Assets (b)...     1.16%         1.26%        1.24%       1.30%    1.41%    1.38%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...............     1.81%         1.76%        2.29%       2.47%    4.03%    3.61%
Portfolio Turnover.........       10%*          32%          13%*        23%     102%     121%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the years ended June 30, 1997, and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS       YEAR      NINE MONTHS
                                 ENDED         ENDED        ENDED        YEAR ENDED JUNE 30,
                             SEPTEMBER 30,   MARCH 31,    MARCH 31,    ------------------------
       CLASS B SHARES            2000          2000         1999        1998     1997     1996
                             --------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............    $22.60        $17.44       $17.63      $16.43   $15.30   $13.36
                                ------        ------       ------      ------   ------   ------
  Net Investment Income.....      0.14          0.20         0.21        0.31     0.52     0.43
  Net Realized and
    Unrealized Gain.........      2.51          6.26         0.01        3.89     1.30     2.08
                                ------        ------       ------      ------   ------   ------
Total from Investment
  Operations................      2.65          6.46         0.22        4.20     1.82     2.51
                                ------        ------       ------      ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................      0.11          0.22         0.20        0.36     0.49     0.57
  Distributions from and in
    Excess of Net Realized
    Gain....................       -0-          1.08         0.21        1.69     0.20      -0-
  Return of Capital
    Distribution............       -0-           -0-          -0-        0.95      -0-      -0-
                                ------        ------       ------      ------   ------   ------
Total Distributions.........      0.11          1.30         0.41        3.00     0.69     0.57
                                ------        ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD....................    $25.14        $22.60       $17.44      $17.63   $16.43   $15.30
                                ======        ======       ======      ======   ======   ======

Total Return (a)............    11.76%*       38.30%        1.21%*     27.20%   12.30%   19.08%
Net Assets at End of the
  Period (In millions)......    $ 74.5        $101.3       $ 84.1      $ 86.8   $ 83.3   $ 92.9
Ratio of Expenses to Average
  Net Assets (b)............     1.91%         2.01%        1.99%       2.07%    2.17%    2.13%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................     1.06%         1.01%        1.53%       1.74%    3.27%    2.86%
Portfolio Turnover..........       10%*          32%          13%*        23%     102%     121%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower.

(b) For the years ended June 30, 1997, and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS       YEAR      NINE MONTHS
                                 ENDED         ENDED        ENDED        YEAR ENDED JUNE 30,
CLASS C SHARES               SEPTEMBER 30,   MARCH 31,    MARCH 31,    ------------------------
                                 2000          2000         1999        1998     1997     1996
                             ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............    $22.59        $17.43       $17.62      $16.43   $15.29   $13.36
                                ------        ------       ------      ------   ------   ------
  Net Investment Income.....      0.11          0.20         0.21        0.31     0.50     0.47
  Net Realized and
    Unrealized Gain.........      2.54          6.26         0.01        3.88     1.33     2.03
                                ------        ------       ------      ------   ------   ------
Total from Investment
  Operations................      2.65          6.46         0.22        4.19     1.83     2.50
                                ------        ------       ------      ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................      0.11          0.22         0.20        0.36     0.49     0.57
  Distributions from and in
    Excess of Net Realized
    Gain....................       -0-          1.08         0.21        1.69     0.20      -0-
  Return of Capital
    Distribution............       -0-           -0-          -0-        0.95      -0-      -0-
                                ------        ------       ------      ------   ------   ------
Total Distributions.........      0.11          1.30         0.41        3.00     0.69     0.57
                                ------        ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD....................    $25.13        $22.59       $17.43      $17.62   $16.43   $15.29
                                ======        ======       ======      ======   ======   ======

Total Return (a)............    11.77%*       38.32%        1.22%*     27.14%   12.37%   19.00%
Net Assets at End of the
  Period (In millions)......    $ 21.1        $  9.2       $  7.0      $  5.9   $  4.9   $  5.0
Ratio of Expenses to Average
  Net Assets (b)............     1.91%         2.01%        1.99%       2.06%    2.17%    2.13%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................     1.06%         1.01%        1.53%       1.73%    3.23%    2.78%
Portfolio Turnover..........       10%*          32%          13%*        23%     102%     121%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) For the years ended June 30, 1997, and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Utility Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide its shareholders with capital appreciation and current income, through investment in common stocks and income securities of companies engaged in the utilities industry. The Fund commenced investment operations on July 28, 1993, with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on August 13, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Portfolio securities are valued by using market quotations or prices provided by market makers. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

C. INCOME AND EXPENSES Dividend income is recorded net of applicable withholding taxes on the ex-dividend date; interest income is recorded on an accrual basis. Bond discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2000, for federal income tax purposes the cost of long- and short-term investments is $184,801,245, the aggregate gross unrealized appreciation is $94,377,522 and the aggregate gross unrealized depreciation is $6,468,572, resulting in net unrealized appreciation on long- and short-term investments of $87,908,950.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2000, the Fund's custody fee was reduced by $4,756 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................     .65 of 1%
Next $500 million...........................................     .60 of 1%
Over $1 billion.............................................     .55 of 1%

    For the six months ended September 30, 2000, the Fund recognized expenses of approximately $4,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended September 30, 2000, the Fund recognized expenses of approximately $17,900 representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended September 30, 2000, the Fund recognized expenses of approximately $95,300. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $126,464,242, $24,631,126 and
$16,159,718 for Classes A, B and C, respectively. For the six months ended September 30, 2000, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   3,620,443    $ 79,760,749
  Class B................................................   1,186,868      27,356,215
  Class C................................................     463,053      10,903,064
                                                           ----------    ------------
Total Sales..............................................   5,270,364    $118,020,028
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................      42,623    $    999,879
  Class B................................................      10,779         252,330
  Class C................................................       2,094          49,296
                                                           ----------    ------------
Total Dividend Reinvestment..............................      55,496    $  1,301,505
                                                           ==========    ============
Repurchases:
  Class A................................................    (464,769)   $(10,684,448)
  Class B................................................  (2,714,653)    (58,064,322)
  Class C................................................     (31,623)       (706,384)
                                                           ----------    ------------
Total Repurchases........................................  (3,211,045)   $(69,455,154)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

    At March 31, 2000, capital aggregated $56,388,062, $55,086,903 and
$5,913,742 for Classes A, B and C, respectively. For the year ended March 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     827,297    $ 17,303,040
  Class B.................................................     617,832      12,565,190
  Class C.................................................     127,931       2,642,459
                                                            ----------    ------------
Total Sales...............................................   1,573,060    $ 32,510,689
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     233,973    $  4,571,971
  Class B.................................................     259,439       5,038,767
  Class C.................................................      15,753         306,099
                                                            ----------    ------------
Total Dividend Reinvestment...............................     509,165    $  9,916,837
                                                            ==========    ============
Repurchases:
  Class A.................................................    (684,221)   $(13,679,242)
  Class B.................................................  (1,219,325)    (24,471,150)
  Class C.................................................    (137,567)     (2,679,003)
                                                            ----------    ------------
Total Repurchases.........................................  (2,041,113)   $(40,829,395)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended September 30, 2000, 2,304,830 Class B Shares converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended September 30, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                 SALES CHARGE AS A
                                                                PERCENTAGE OF DOLLAR
                                                              AMOUNT SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended September 30, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $69,000 and CDSC on redeemed shares of approximately $36,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $42,066,941 and $19,651,362, respectively.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended September 30, 2000, are payments retained by Van Kampen of approximately $311,700.

6. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN UTILITY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64121-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate for the Fund's investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After March 31, 2001, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      16
             NOTES TO FINANCIAL STATEMENTS      22
     FUND OFFICERS AND IMPORTANT ADDRESSES      29

Apply our
generations of
money-management
experience
to helping you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 20, 2000

Dear Shareholder,
The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH WAS STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.7 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT RECENT CUTS IN MANUFACTURING PAYROLLS SUPPORT THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND IN THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.6
Sep 00                                                                            2.7

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1998--September 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.30
Sep 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   -5.05%     -5.41%     -5.40%
-------------------------------------------------------------------------
Six-month total return(2)               -10.50%    -10.14%     -6.34%
-------------------------------------------------------------------------
One-year total return(2)                 68.64%     72.59%     76.68%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                38.07%     38.80%     38.99%
-------------------------------------------------------------------------
Commencement date                      05/29/96   05/29/96   05/29/96
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

    The Fund's performance during the period was largely attributable to investments in the technology sector, which performed favorably for the period. Additionally, securities purchased during initial public offerings contributed to the Fund's return. There is no guarantee that this performance record or the circumstances leading to it can be replicated in the future.

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Although the Fund may invest its assets in securities of larger sized companies, the Fund invests primarily in equity securities of small- and mid-sized companies. These types of companies may have limited product lines, markets or financial resources and their securities may be subject to more erratic market movements than those of larger companies. Foreign investments may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--September 30, 2000)


1.   NEWPORT                     2.9%
     Manufactures components for the
     aerospace, communications, and
     semiconductor industries.

2.   CHECK POINT SOFTWARE
     TECHNOLOGIES                2.9%
     Provides Internet security by
     blocking viruses and other unwanted
     Web content.

3.   SDL                         2.8%
     Sells bandwidth-enhancing products
     for fiber-optic and satellite commu-
     nication networks.

4.   ALZA                        2.5%
     Develops pharmaceuticals and
     drug-delivery systems, such as the
     skin patch.

5.   EXTREME NETWORKS            2.5%
     Provides networking solutions to the
     computer and Internet industries.

6.   INTERWOVEN                  2.5%
     Provides content-management software
     for Web sites of large businesses.

7.   JUNIPER NETWORKS            2.4%
     Produces hardware and software to
     route traffic on the Internet.

8.   APPLIED MICRO CIRCUITS      2.3%
     Develops high-speed integrated
     circuits for data and
     telecommunications.

9.   IDEC PHARMACEUTICALS        2.3%
     Develops pharmaceuticals for treating
     cancer and other diseases.

10.  MICROMUSE                   2.2%
     Produces software that monitors and
     manages information-technology
     infrastructures.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     SEPTEMBER 30, 2000                   MARCH 31, 2000
                                                                     ------------------                   --------------
Technology                                                                  48.5                               62.9
Pharmaceuticals                                                             12.8                                1.0
Energy                                                                       8.3                                5.2
Health Care                                                                  7.2                                3.2
Consumer Services                                                            7.1                                8.0

* These sectors represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN AGGRESSIVE GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2000. THE TEAM IS CO-LED BY SENIOR PORTFOLIO MANAGER GARY LEWIS AND SENIOR PORTFOLIO MANAGER DUDLEY BRICKHOUSE. LEWIS HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1996 AND HAS BEEN IN THE INVESTMENT INDUSTRY SINCE 1979. BRICKHOUSE HAS MANAGED THE FUND SINCE 1997 AND HAS BEEN IN THE INVESTMENT INDUSTRY SINCE 1990. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS JANET LUBY AND DAVID WALKER AND PORTFOLIO MANAGER MATTHEW HART.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q   WERE YOU PLEASED WITH THE
    FUND'S PERFORMANCE OVER THE PAST SIX MONTHS, CONSIDERING THE MARKET CONDITIONS YOU WERE UP AGAINST?

A   It is safe to say we were pleased
but not entirely satisfied. Although the fund's return of -5.05 percent outperformed the Russell 2500(R) Growth Index, it underperformed the Russell 2000(R) Index, for the six months ended September 30, 2000 (Class A shares at net asset value; if the maximum sales charge of 5.75 percent were included, the return would have been lower). Past performance is no guarantee of future results, and as a result of recent market activity, fund performance may vary from the figures shown. By comparison, the Russell 2000(R) Index returned -2.68 percent, and the Russell 2500(R) Growth Index, which more closely resembles the fund, returned -9.65 percent. The Russell 2000(R) Index reflects the general performance of small-cap stocks, and the Russell 2500(R) Growth Index measures the performance of those Russell 2500(R) companies with higher price-to-book ratios and higher forecasted growth values. These indexes are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indexes. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

    The fund recovered quite nicely from the significant market correction that took place in the spring. The first two months of the fiscal year, April and May of 2000, saw sharp declines in stock prices, especially in the technology-laden NASDAQ index, which dipped close to 3000 in late May, down from its peak of 5048 on March 10. Some of the selling was simple profit-taking, as investors took advantage of the run-up in prices that occurred between October 1999 and March 2000 and reacted to the notion that stock valuations had reached unjustifiably high levels.

    Another important factor in the sell-off was the Federal Reserve Board's push to control the growth rate of the economy and keep inflation in check. Concerned that brisk economic growth would ignite inflation, the Fed hiked key short-term interest rates four times over the past year, the last increase coming in May 2000. Many investors worried that rising interest rates would slow the economy, dampen business investment and consumer spending, and put pressure on corporate earnings.

    These fears hit some of the more speculative stocks in the technology sector especially hard. Many of these stocks were trading at lofty valuations, some with triple-digit price-to-earnings ratios. When investors sensed that corporate earnings might be squeezed, they bailed out of what they considered to be the most vulnerable stocks.

    Prices have recovered somewhat since then, though we continue to see volatility as the market tries to gauge the impact of rising interest rates, higher commodities prices, and other factors. Corporate earnings are once again in the spotlight, as investors are favoring companies with more visible, more reliable earnings prospects.

    Even though the fund is weighted primarily in technology stocks, we believe our strategy has positioned the fund to hold stocks that may offer excellent potential in the current market environment. We try to anticipate a firm's earnings potential, seeking out those with rising earnings expectations and rising valuations, because these are the stocks the market has historically rewarded with higher prices.

Q   THE FUND WAS REOPENED TO NEW
    INVESTORS ON MAY 1, 2000, AFTER HAVING BEEN CLOSED TO NEW INVESTORS SINCE DECEMBER 1999. WERE YOU CONCERNED THAT THE FUND WAS REOPENING DURING A DIFFICULT TIME FOR THE STOCK MARKET, AND DID IT AFFECT YOUR APPROACH?

A   We weren't concerned about the
timing of the fund's reopening because we believe our approach is solid. We decided to reopen the fund because we sensed that the explosion in new technologies was still in its early stages. Telecommunications, e-commerce, and other technologically advanced sectors of the economy were on the verge of breakthroughs that had the potential to spur demand and accelerate the pace at which these industries develop. We wanted to be in a position to participate in the investment opportunities that may emerge as we identify the companies that could benefit from this expansion.

    The most significant adjustment to the portfolio was to broaden the fund's focus to include stocks with larger market capitalizations. While the fund could always invest in companies of any size, it had previously focused on small and mid-sized companies. But with the rapid growth of the market, many of these firms are now much larger in terms of capitalization. Also, the net assets of the fund have been expanding, making it difficult to invest strictly in smaller companies while still remaining true to the fund's approach of selecting companies based on rising earnings expectations and rising valuations. So, we thought it seemed to be the right time to reopen the fund, and we remain confident in the fund's investment approach.

Q   HAS THIS BROADENING FOCUS
SIGNIFICANTLY CHANGED THE COMPOSITION OF THE FUND'S INVESTMENTS?

A   No, not significantly. The fund
remained heavily invested in the technology sector during the reporting period. In fact, 8 of the fund's top 10 holdings were in technology, representing 21 percent of the fund's long-term investments. This is a market sector that, in our opinion, continues to hold promise as demand rises for wireless telecommunications, broad-bandwidth data traffic, and Internet-based commerce software and services.

    We also believed the health-care sector offered a number of opportunities. For example, certain specialty pharmaceutical companies stand to benefit from the aging population, the expiration of competitors' drug patents, and a strong pipeline of new products. One such company, Alza, is among the fund's top 10 holdings.

    Another area we liked was the energy sector, including the drilling, oil services, and power-producer industries. Strong demand has driven up the prices of crude oil and natural gas amid shrinking inventories and supply shortages. Calpine, an independent power producer, is one of the fund's top 15 holdings.

Q   WHAT ARE SOME OF THE STOCKS
    THAT PERFORMED WELL FOR THE FUND?

A   In the technology portion of the
portfolio, we saw strong performance from Integrated Device Technology, a manufacturer of semiconductors; Newport, a maker of capital equipment for the manufacture of optical network components; and Extreme Networks, a network equipment and consulting firm. All of these companies benefited from the explosion in Internet traffic and the growing need for data exchange and storage.

    Strong health-care stocks included medical testing firm Quest Diagnostics and pharmaceutical makers Alza and Ivax. We also benefited from the solid performance of Noble Drilling and Nabors Industries in the oil services field.

    Of course, not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of these stocks will continue to perform or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHICH STOCKS PERFORMED BELOW
    YOUR EXPECTATIONS DURING THE PERIOD?

A   The fund had weak performance
from two of its semiconductor capital equipment stocks, Varian and KLA-Tencor, due to the industry's declining book-to-bill ratio--a measure of the semiconductor industry's health--and expectations of lower corporate spending on computers and other components. Vishay Intertechnology and AVX Corporation, both of which make electronic components such as capacitors and resistors for cell phones, VCRs, and photocopiers, were hurt by overcapacity and falling prices.

    The fund was also stung when Motorola and Nokia missed quarterly earnings estimates. The fund did not own these stocks, but their weaker-than-expected earnings affected the prices of other related stocks that the fund held at the time. Alpha Industries and Anadigics, for example, are wireless component suppliers that were hurt by the disappointing earnings of Motorola and Nokia and by declining sales estimates for handheld cellular phones.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET?

A   Overall, we are bullish on the
stock market, especially the technology sector. In the short term, investors will likely continue to focus on corporate earnings. The fourth quarter of 2000 started with profit warnings from traditional technology bellwethers, which triggered a fairly severe sell-off among these stocks. We anticipate that the market may move into a more favorable environment over the rest of the year.

    We believe the Federal Reserve Board may hold interest rates steady at the next meeting of the Federal Open Market Committee. The market appears to be anticipating no further rate increases until next year, as the economy appears to be growing more slowly with inflation under control.

    We expect to keep the fund fully invested, with only about 2 percent of its assets in cash and a very similar portfolio composition to what we have now. This includes an emphasis on technology stocks that should benefit from Internet usage, computer networking, and e-commerce. We will continue to let our investment process point the way to stocks that are likely to be rewarded in this environment, as we rely heavily on our research capabilities to identify the stocks that will be powered by strong earnings expectations and rising valuations.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Van Kampen mutual fund shares are divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PRICE-TO-EARNINGS (P/E) RATIO: Shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS*  99.4%
CONSUMER DISTRIBUTION  0.9%
CDW Computer Centers, Inc. (a)............................     250,000   $   17,250,000
PC Connection, Inc. (a)...................................     150,000        8,550,000
                                                                         --------------
                                                                             25,800,000
                                                                         --------------
CONSUMER SERVICES  7.0%
Apollo Group, Inc., Class A (a)...........................      50,000        1,018,750
Arthur J. Gallagher & Co..................................     200,000       11,825,000
Celestica, Inc. (a).......................................     200,000       13,850,000
Golden West Financial Corp................................     500,000       26,812,500
Macrovision Corp. (a).....................................     400,000       32,400,000
Metris Companies, Inc. (a)................................     500,000       19,750,000
Plexus Corp. (a)..........................................     500,000       35,250,000
Sanmina Corp. (a).........................................     300,000       28,087,500
The Cheesecake Factory, Inc. (a)..........................     150,000        6,487,500
The PMI Group, Inc........................................     250,000       16,937,500
                                                                         --------------
                                                                            192,418,750
                                                                         --------------
ENERGY  8.3%
ENSCO International, Inc..................................     800,000       30,600,000
EOG Resources, Inc. (a)...................................     800,000       31,100,000
Global Marine, Inc. (a)...................................   1,000,000       30,875,000
Kinder Morgan, Inc. (a)...................................     400,000       16,375,000
Nabors Industries, Inc. (a)...............................     800,000       41,920,000
Noble Drilling Corp. (a)..................................     600,000       30,150,000
Smith International, Inc. (a).............................     500,000       40,781,250
Spinnaker Exploration Co. (a).............................     150,000        5,231,250
                                                                         --------------
                                                                            227,032,500
                                                                         --------------
FINANCE  2.6%
A.G. Edwards, Inc.........................................     700,000       36,618,750
AmeriCredit Corp. (a).....................................     400,000       11,525,000
Investors Financial Services Corp. (a)....................     200,000       12,625,000
Silicon Valley Bancshares (a).............................     200,000       11,646,875
                                                                         --------------
                                                                             72,415,625
                                                                         --------------
HEALTHCARE  7.1%
Gilead Sciences, Inc. (a).................................     200,000       21,937,500
Laboratory Corporation of America Holdings (a)............     250,000       29,937,500
LifePoint Hospitals, Inc. (a).............................     200,000        7,100,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
HEALTHCARE (CONTINUED)
Medicis Pharmaceutical Corp., Class A (a).................     100,000   $    6,150,000
Oxford Health Plans, Inc. (a).............................   1,000,000       30,734,375
QLT PhotoTherapeutics, Inc. (a)...........................     400,000       28,350,000
Quest Diagnostics, Inc. (a)...............................     400,000       45,900,000
Universal Health Services, Inc., Class B (a)..............     300,000       25,687,500
                                                                         --------------
                                                                            195,796,875
                                                                         --------------
PHARMACEUTICALS  12.7%
ALZA Corp. (a)............................................     800,000       69,200,000
Andrx Group (a)...........................................     600,000       56,025,000
Celgene Corp. (a).........................................     100,000        5,950,000
Cor Therapeutics, Inc. (a)................................     500,000       31,156,250
Forest Laboratories, Inc. (a).............................     200,000       22,937,500
IDEC Pharmaceuticals Corp. (a)............................     350,000       61,375,781
IVAX Corp. (a)............................................     700,000       32,200,000
MiniMed, Inc. (a).........................................     200,000       17,875,000
Noven Pharmaceuticals, Inc. (a)...........................     200,000        8,550,000
Shire Pharmaceuticals Group PLC--ADR (United Kingdom)
  (a).....................................................     150,000        7,743,750
Teva Pharmaceutical Industries Ltd.--ADR (Israel).........     500,000       36,593,750
                                                                         --------------
                                                                            349,607,031
                                                                         --------------
PRODUCER MANUFACTURING  6.7%
Active Power, Inc. (a)....................................     200,000       12,400,000
C&D Technologies, Inc. (a)................................     200,000       11,350,000
C-MAC Industries, Inc. (a)................................     150,000        8,625,000
Cooper Cameron Corp. (a)..................................     144,600       10,655,213
Elantec Semiconductor, Inc. (a)...........................     300,000       29,887,500
Newport Corp. (a).........................................     500,000       79,632,812
Power-One, Inc. (a).......................................     500,000       30,257,812
                                                                         --------------
                                                                            182,808,337
                                                                         --------------
TELECOMMUNICATIONS  1.4%
Cosine Communications, Inc. (a)...........................      50,000        2,778,125
Exar Corp. (a)............................................     150,000       18,150,000
Natural MicroSystems Corp. (a)............................     300,000       16,139,063
                                                                         --------------
                                                                             37,067,188
                                                                         --------------
TECHNOLOGY  48.2%
Applied Micro Circuits Corp. (a)..........................     300,000       62,118,750
Ariba, Inc. (a)...........................................     300,000       42,979,687
Art Technology Group, Inc. (a)............................     200,000       18,950,000
Avici Systems, Inc. (a)...................................     100,000        9,512,500
BEA Systems, Inc. (a).....................................     600,000       46,725,000
Brocade Communications Systems, Inc. (a)..................     200,000       47,200,000
CacheFlow, Inc. (a).......................................     200,000       28,600,000
Check Point Software Technologies, Ltd. (a)...............     500,000       78,750,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
TECHNOLOGY (CONTINUED)
CIENA Corp. (a)...........................................     400,000   $   49,125,000
Cirrus Logic, Inc. (a)....................................     700,000       28,218,750
Extreme Networks, Inc. (a)................................     600,000       68,700,000
Finisar Corp. (a).........................................     300,000       14,512,500
Flextronics International Ltd. (a)........................     200,000       16,425,000
i2 Technologies, Inc. (a).................................     300,000       56,118,750
Integrated Device Technology, Inc. (a)....................     600,000       54,300,000
Interwoven, Inc. (a)......................................     600,000       67,837,500
Jabil Circuit, Inc. (a)...................................     200,000       11,350,000
Juniper Networks, Inc. (a)................................     300,000       65,681,250
Manugistics Group, Inc. (a)...............................     250,000       24,531,250
McDATA Corp., Class B (a).................................     350,000       43,011,719
Mercury Interactive Corp. (a).............................     300,000       47,025,000
Micrel, Inc. (a)..........................................     150,000       10,050,000
Micromuse, Inc. (a).......................................     300,000       60,281,250
MMC Networks, Inc. (a)....................................     200,000       25,300,000
Netegrity, Inc. (a).......................................     200,000       14,000,000
Network Appliance, Inc. (a)...............................     250,000       31,843,750
Polycom, Inc. (a).........................................     300,000       20,090,625
Rational Software Corp. (a)...............................     500,000       34,687,500
Redback Networks, Inc. (a)................................     250,000       40,984,375
SDL, Inc. (a).............................................     250,000       77,328,125
SEI Investments Co. (a)...................................     200,000       14,150,000
Semtech Corp. (a).........................................     700,000       30,187,500
Siebel Systems, Inc. (a)..................................     400,000       44,525,000
SIPEX Corp. (a)...........................................     200,000        8,412,500
Tech Data Corp. (a).......................................     300,000       12,825,000
TTM Technologies, Inc. (a)................................      37,500          881,250
Veeco Instruments, Inc. (a)...............................     150,000       15,939,844
                                                                         --------------
                                                                          1,323,159,375
                                                                         --------------
UTILITIES 4.5%
Calpine Corp. (a).........................................     550,000       57,406,250
Dynegy, Inc., Class A.....................................     800,000       45,600,000
TranSwitch Corp. (a)......................................     300,000       19,125,000
                                                                         --------------
                                                                            122,131,250
                                                                         --------------
TOTAL LONG-TERM INVESTMENTS  99.4%
  (Cost $2,005,302,492)...............................................    2,728,236,931

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
REPURCHASE AGREEMENT  1.0%
DLJ Mortgage Acceptance Corp. ($26,330,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 09/29/00, to
  be sold on 10/02/00 at $26,344,152) (Cost $26,330,000)..............   $   26,330,000
                                                                         --------------

TOTAL INVESTMENTS  100.4%
  (Cost $2,031,632,492)...............................................    2,754,566,931

LIABILITIES IN EXCESS OF OTHER ASSETS  -0.4%..........................      (11,244,169)
                                                                         --------------

NET ASSETS  100.0%....................................................   $2,743,322,762
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt.

* The common stocks are classified by sectors which represent broad groupings of related industries.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $2,031,632,492).....................  $2,754,566,931
Receivables:
  Investments Sold..........................................     207,384,872
  Fund Shares Sold..........................................      16,898,259
  Dividends.................................................         132,000
  Interest..................................................           9,509
Unamortized Organizational Costs............................          13,928
Other.......................................................          14,791
                                                              --------------
    Total Assets............................................   2,979,020,290
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     224,669,492
  Fund Shares Repurchased...................................       6,790,981
  Distributor and Affiliates................................       2,323,737
  Investment Advisory Fee...................................       1,492,625
  Custodian Bank............................................           3,038
Accrued Expenses............................................         265,294
Trustees' Deferred Compensation and Retirement Plans........         152,361
                                                              --------------
    Total Liabilities.......................................     235,697,528
                                                              --------------
NET ASSETS..................................................  $2,743,322,762
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,647,474,432
Net Unrealized Appreciation.................................     722,934,439
Accumulated Net Realized Gain...............................     386,546,230
Accumulated Net Investment Loss.............................     (13,632,339)
                                                              --------------
NET ASSETS..................................................  $2,743,322,762
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,409,664,515 and 39,658,512 shares of
    beneficial interest issued and outstanding).............  $        35.55
    Maximum sales charge (5.75%* of offering price).........            2.17
                                                              --------------
    Maximum offering price to public........................  $        37.72
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,077,777,694 and 31,445,056 shares of
    beneficial interest issued and outstanding).............  $        34.27
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $255,880,553 and 7,447,287 shares of
    beneficial interest issued and outstanding).............  $        34.36
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  3,502,244
Dividends...................................................       584,928
                                                              ------------
    Total Income............................................     4,087,172
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     7,774,424
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,467,361, $4,501,293 and $1,011,410,
  respectively).............................................     6,980,064
Shareholder Services........................................     2,078,309
Custody.....................................................       135,549
Trustees' Fees and Related Expenses.........................        41,378
Legal.......................................................        38,038
Amortization of Organizational Costs........................        10,528
Other.......................................................       603,404
                                                              ------------
    Total Expenses..........................................    17,661,694
    Less Credits Earned on Overnight Cash Balances..........        61,226
                                                              ------------
    Net Expenses............................................    17,600,468
                                                              ------------
NET INVESTMENT LOSS.........................................  $(13,513,296)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $193,654,878
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   989,605,632
  End of the Period.........................................   722,934,439
                                                              ------------
Net Unrealized Depreciation During the Period...............  (266,671,193)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(73,016,315)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(86,529,611)
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended September 30, 2000 and the Year Ended
March 31, 2000 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                  SEPTEMBER 30, 2000    MARCH 31, 2000
                                                  ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss..............................   $  (13,513,296)     $  (15,016,872)
Net Realized Gain................................      193,654,878         285,606,283
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (266,671,193)        821,424,169
                                                    --------------      --------------
Change in Net Assets from Operations.............      (86,529,611)      1,092,013,580
                                                    --------------      --------------
Distributions from Net Realized Gain:
  Class A Shares.................................              -0-         (44,926,473)
  Class B Shares.................................              -0-         (42,825,702)
  Class C Shares.................................              -0-          (7,505,533)
                                                    --------------      --------------
Total Distributions..............................              -0-         (95,257,708)
                                                    --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      (86,529,611)        996,755,872
                                                    --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      859,265,126       1,278,094,894
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................              -0-          84,362,153
Cost of Shares Repurchased.......................     (386,410,124)       (503,929,502)
                                                    --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      472,855,002         858,527,545
                                                    --------------      --------------
TOTAL INCREASE IN NET ASSETS.....................      386,325,391       1,855,283,417
NET ASSETS:
Beginning of the Period..........................    2,356,997,371         501,713,954
                                                    --------------      --------------
End of the Period (Including accumulated net
  investment loss of $13,632,339 and $119,043,
  respectively)..................................   $2,743,322,762      $2,356,997,371
                                                    ==============      ==============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS                  NINE MONTHS     YEAR ENDED
                                    ENDED       YEAR ENDED      ENDED         JUNE 30,
        CLASS A SHARES          SEPTEMBER 30,   MARCH 31,     MARCH 31,    ---------------
                                  2000 (B)       2000 (B)     1999 (B)      1998     1997
                                ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $   37.44      $  17.14      $13.68      $ 9.95   $ 9.12
                                  ---------      --------      ------      ------   ------
  Net Investment Loss..........        (.13)         (.24)       (.13)       (.13)    (.07)
  Net Realized and Unrealized
    Gain/Loss..................       (1.76)        22.41        4.45        3.86      .90
                                  ---------      --------      ------      ------   ------
Total from Investment
  Operations...................       (1.89)        22.17        4.32        3.73      .83
Less Distributions from Net
  Realized Gain................         -0-          1.87         .86         -0-      -0-
                                  ---------      --------      ------      ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.......................   $   35.55      $  37.44      $17.14      $13.68   $ 9.95
                                  =========      ========      ======      ======   ======

Total Return (a)...............      -5.05%**     133.67%      33.72%**    37.49%    9.10%
Net Assets at End of the Period
  (In millions)................   $ 1,409.7      $1,205.8      $242.6      $117.5   $ 84.0
Ratio of Expenses to Average
  Net Assets*..................       1.18%         1.25%       1.56%       1.44%    1.30%
Ratio of Net Investment Loss to
  Average Net Assets*..........       (.82%)        (.86%)     (1.22%)     (1.09%)   (.81%)
Portfolio Turnover.............        143%**        139%        126%**      185%     186%

 * If certain expenses had not been waived by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................         N/A           N/A         N/A       1.61%    1.61%
Ratio of Net Investment Loss to
  Average Net Assets...........         N/A           N/A         N/A      (1.26%)  (1.12%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) Based on average shares outstanding.

N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS                  NINE MONTHS     YEAR ENDED
                                    ENDED       YEAR ENDED      ENDED         JUNE 30,
        CLASS B SHARES          SEPTEMBER 30,   MARCH 31,     MARCH 31,    ---------------
                                  2000 (B)       2000 (B)     1999 (B)      1998     1997
                                ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $   36.24      $ 16.75       $13.46      $ 9.87   $ 9.11
                                  ---------      -------       ------      ------   ------
  Net Investment Loss..........        (.25)        (.43)        (.19)       (.20)    (.10)
  Net Realized and Unrealized
    Gain/Loss..................       (1.72)       21.79         4.34        3.79      .86
                                  ---------      -------       ------      ------   ------
Total from Investment
  Operations...................       (1.97)       21.36         4.15        3.59      .76
Less Distributions from Net
  Realized Gain................         -0-         1.87          .86         -0-      -0-
                                  ---------      -------       ------      ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.......................   $   34.27      $ 36.24       $16.75      $13.46   $ 9.87
                                  =========      =======       ======      ======   ======

Total Return (a)...............      -5.41%**    131.91%       32.99%**    36.37%    8.34%
Net Assets at End of the Period
  (In millions)................   $ 1,077.8      $ 948.5       $231.8      $148.4   $ 94.2
Ratio of Expenses to Average
  Net Assets*..................       1.94%        2.00%        2.33%       2.20%    2.05%
Ratio of Net Investment Loss to
  Average Net Assets*..........      (1.58%)      (1.61%)      (1.99%)     (1.85%)  (1.55%)
Portfolio Turnover.............        143%**       139%         126%**      185%     186%

 * If certain expenses had not been waived by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................         N/A          N/A          N/A       2.37%    2.35%
Ratio of Net Investment Loss to
  Average Net Assets...........         N/A          N/A          N/A      (2.02%)  (1.86%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) Based on average shares outstanding.

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS                  NINE MONTHS     YEAR ENDED
                                    ENDED       YEAR ENDED      ENDED         JUNE 30,
        CLASS C SHARES          SEPTEMBER 30,   MARCH 31,     MARCH 31,    ---------------
                                  2000 (B)       2000 (B)     1999 (B)      1998     1997
                                ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................    $ 36.33       $ 16.76       $13.47      $ 9.87   $ 9.11
                                   -------       -------       ------      ------   ------
  Net Investment Loss..........       (.25)         (.45)        (.20)       (.20)    (.10)
  Net Realized and Unrealized
    Gain/Loss..................       1.72         21.89         4.35        3.80      .86
                                   -------       -------       ------      ------   ------
Total from Investment
  Operations...................      (1.97)        21.44         4.15        3.60      .76
Less Distributions from Net
  Realized Gain................        -0-          1.87          .86         -0-      -0-
                                   -------       -------       ------      ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.......................    $ 34.36       $ 36.33       $16.76      $13.47   $ 9.87
                                   =======       =======       ======      ======   ======

Total Return (a)...............     -5.40%**     132.31%       32.96%**    36.47%    8.34%
Net Assets at End of the Period
  (In millions)................    $ 255.9       $ 202.7       $ 27.4      $ 16.4   $ 10.8
Ratio of Expenses to Average
  Net Assets*..................      1.94%         2.01%        2.33%       2.20%    2.05%
Ratio of Net Investment Loss to
  Average Net Assets*..........     (1.58%)       (1.62%)      (1.98%)     (1.85%)  (1.54%)
Portfolio Turnover.............       143%**        139%         126%**      185%     186%

 * If certain expenses had not been waived by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................        N/A           N/A          N/A       2.36%    2.35%
Ratio of Net Investment Loss to
  Average Net Assets...........        N/A           N/A          N/A      (2.02%)  (1.85%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) Based on average shares outstanding.

N/A = Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Aggressive Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on May 29, 1996 with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The Fund will reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $105,000. These costs are being amortized on a straight line basis over the 60 month period ending May 28, 2001. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $2,031,632,492; the aggregate gross unrealized appreciation is $749,114,587 and the aggregate gross unrealized depreciation is $26,180,148, resulting in net unrealized appreciation on long- and short-term investments of $722,934,439.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. For federal income tax purposes, a net investment loss recognized in the current year cannot be used to offset future years net investment income. Therefore, tax basis net investment losses are reclassified to capital at the end of the Fund's fiscal year.

G. EXPENSE REDUCTIONS During the six months ended September 30, 2000, the Fund's custody fee was reduced by $61,226 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................     .75 of 1%
Next $500 million...........................................     .70 of 1%
Over $1 billion.............................................     .65 of 1%

    For the six months ended September 30, 2000, the Fund recognized expenses of approximately $25,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended September 30, 2000, the Fund recognized expenses of approximately $74,800, representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2000, the Fund recognized expenses of approximately $1,396,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $869,204,040, $603,219,785 and
$175,050,607 for Classes A, B, and C, respectively. For the six months ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   16,478,106    $ 536,047,713
  Class B...............................................    7,726,314      244,639,118
  Class C...............................................    2,478,193       78,578,295
                                                          -----------    -------------
Total Sales.............................................   26,682,613    $ 859,265,126
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................          -0-              -0-
  Class B...............................................          -0-              -0-
  Class C...............................................          -0-              -0-
                                                          -----------    -------------
Total Dividend Reinvestment.............................          -0-              -0-
                                                          ===========    =============
Repurchases:
  Class A...............................................   (9,022,895)   $(290,880,675)
  Class B...............................................   (2,452,067)     (76,339,361)
  Class C...............................................     (611,171)     (19,190,088)
                                                          -----------    -------------
Total Repurchases.......................................  (12,086,133)   $(386,410,124)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

    At March 31, 2000, capital aggregated $624,037,002, $434,920,028 and
$115,662,400 for Classes A, B, and C, respectively. For the year ended March 31, 2000, transactions were as follows:

                                                           SHARES           VALUE
Sales:
  Class A..............................................   28,901,927    $  792,938,804
  Class B..............................................   15,130,699       372,428,551
  Class C..............................................    4,427,215       112,727,539
                                                         -----------    --------------
Total Sales............................................   48,459,841    $1,278,094,894
                                                         ===========    ==============
Dividend Reinvestment:
  Class A..............................................    1,492,984    $   39,967,184
  Class B..............................................    1,455,968        37,811,488
  Class C..............................................      252,919         6,583,481
                                                         -----------    --------------
Total Dividend Reinvestment............................    3,201,871    $   84,362,153
                                                         ===========    ==============
Repurchases:
  Class A..............................................  (12,345,867)   $ (366,411,624)
  Class B..............................................   (4,256,570)     (116,693,001)
  Class C..............................................     (732,790)      (20,824,877)
                                                         -----------    --------------
Total Repurchases......................................  (17,335,227)   $ (503,929,502)
                                                         ===========    ==============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares are purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares are purchased. For the six months ended September 30, 2000 and the year ended March 31, 2000, 250,733 and 0 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended September 30, and the year ended March 31, 2000 no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                 AS A PERCENTAGE OF
                                                                   DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended September 30, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $731,000, and CDSC on redeemed shares of approximately $632,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,730,156,001 and $3,208,163,220, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended September 30, 2000, are payments retained by Van Kampen of approximately $4,188,700.

6. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

Van Kampen, entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN AGGRESSIVE GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After March 31, 2001, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      23

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      30
     FUND OFFICERS AND IMPORTANT ADDRESSES      31

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH WAS STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.7 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT RECENT CUTS IN MANUFACTURING PAYROLLS SUPPORT THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND IN THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998 -- September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.70

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1998 -- September 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.30
Sep 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    2.46%      1.95%      1.95%
-------------------------------------------------------------------------
Six-month total return(2)                -3.42%     -3.05%       .95%
-------------------------------------------------------------------------
One-year total return(2)                 77.11%     81.19%     85.21%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                39.74%     40.51%     40.56%
-------------------------------------------------------------------------
Commencement Date                      12/27/95   12/27/95   12/27/95
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns of Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    From the Fund's inception through the period ended September 30, 1999, certain fees were waived and expenses were voluntarily reimbursed by the Fund's adviser which had a material effect on the Fund's total return. Had these fees not been waived and expenses reimbursed, the Fund's total return would have been lower. The fee waiver and expense reimbursements were voluntary in nature and have been discontinued at the Advisor's discretion.

    One factor impacting the Fund's total return for the life of the Fund was the Fund's investments in initial public offerings (IPOs) in 1996. These investments had a greater effect on fund performance in 1996 than similar investments made in subsequent years, in part because of the smaller size of the Fund in 1996. There is no assurance that the Fund's future investments in IPOs will have the same impact on performance as occurred in 1996.

    The Fund's investments in less seasoned companies, special situations involving new management, special projects and techniques, unusual developments, mergers, or liquidations involve greater risks than more conservative investments. Securities of foreign issuers may magnify volatility of the Fund's portfolio due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--September 30, 2000)


1.   BROCADE COMMUNICATIONS
     SYSTEMS                     2.5%
     Enables companies to manage growth of
     their data storage requirements.

2.   WATERS                      2.4%
     Makes high-performance liquid-
     chromatography instruments.

3.   ARIBA                       2.3%
     Produces business-to-business
     e-commerce software.

4.   RATIONAL SOFTWARE           2.1%
     Develops systems to help automate and
     simplify the software-development
     process.

5.   PE BIOSYSTEMS               1.9%
     Develops instruments and other
     products for the life-science
     industry.

6.   CALPINE                     1.9%
     Owns and operates power plants and
     sells electricity predominately in
     the United States.

7.   CDW COMPUTER CENTERS        1.9%
     Sells a broad range of computer
     products and accessories.

8.   APPLIED MICRO CIRCUITS      1.8%
     Develops high-speed integrated
     circuits for data and
     telecommunications.

9.   SIEBEL                      1.6%
     Helps enable electronic business-
     to-business commerce.

10.  PALM                        1.6%
     Manufactures and markets handheld
     computing devices.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     SEPTEMBER 30, 2000                   MARCH 31, 2000
                                                                     ------------------                   --------------
Technology                                                                  57.5                               58.1
Health Care                                                                 15.9                                4.5
Consumer Services                                                            7.4                               10.8
Energy                                                                       6.1                                6.7
Consumer Distribution                                                        5.9                                8.7

* These sectors represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2000. THE TEAM IS LED BY JEFF D. NEW, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE ITS INCEPTION IN DECEMBER 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. HE IS JOINED BY MICHAEL DAVIS AND MARY JAYNE MALY, SENIOR PORTFOLIO MANAGERS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET CONDITIONS DURING THE PAST SIX MONTHS, AND TO WHAT DO YOU ATTRIBUTE THE FUND'S PERFORMANCE?

A   Market conditions were
challenging, but we believe the fund's portfolio was well positioned to handle the market's volatility and declining performance. Corporate earnings were strong during most of the period but began to slip as rising interest rates began to curb consumer spending and as investors saw indications that the economy might be slowing, albeit to a sustainable pace. Despite favorable economic growth and controlled inflation, these earnings concerns contributed to market volatility, particularly among large-capitalization growth stocks whose valuations had been high by historical standards. However, because the fund invests primarily in stocks of mid-size companies, which were less affected by the volatility of the market during this period, it was able to hold its ground.

    The reporting period opened in April on a sour note, as all major market indexes fell significantly in the spring, with technology stocks among the hardest hit. Subsequently, speculation in the stock market began to subside. In other words, many of the high-risk "concept" companies that had not yet demonstrated an ability to generate earnings saw their stock prices fall dramatically. This was especially true within the technology sector, where many unproven "dot.com" stocks--the darlings of Wall Street in 1999--suddenly fell. Instead, investors began to favor value stocks and more proven companies with histories of strong earnings. The market rallied in August, but September brought more declines across the broad market, with the technology sector getting pummeled once again.

    The fund weathered this difficult environment competently because it did not own the market's most speculative stocks, which fell so precipitously during the period. Furthermore, we made a number of strategic decisions within the technology and health-care sectors that helped fund performance.

THE MANAGERS' INVESTMENT APPROACH

WE PURCHASE STOCKS THAT MEET OUR CRITERIA OF POSITIVE FUTURE FUNDAMENTALS AND ATTRACTIVE CURRENT PRICES. BY OUR DEFINITION, A COMPANY WITH POSITIVE FUTURE FUNDAMENTALS HAS AT LEAST ONE OF THE FOLLOWING TRAITS: CONSISTENT EARNINGS GROWTH; ACCELERATING EARNINGS GROWTH; BETTER-THAN-EXPECTED FUNDAMENTALS; OR AN UNDERLYING CHANGE IN A COMPANY, INDUSTRY, OR REGULATORY ENVIRONMENT. WE EVALUATE STOCKS USING A "BOTTOM-UP" APPROACH--IN OTHER WORDS, ON A COMPANY-BY-COMPANY BASIS.

As a result of our favorable stock selection and the fund's strict investment strategy, the fund returned 2.46 percent for the six months ended September 30, 2000 (Class A shares at net asset value; if the maximum sales charge of 5.75 percent were included, the return would have been lower). Due to recent market activity, fund performance may vary from the figure shown. By comparison, the Standard & Poor's 500 Index returned -3.60 percent. Of course, past performance is no guarantee of future results. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market. It is a statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q AFTER BEING CLOSED SINCE MARCH 1997, THE FUND REOPENED TO NEW INVESTORS ON JULY 28, 2000. HOW DID THIS AFFECT THE FUND?

A   The reopening of the fund did not affect the investment process we use to manage the fund (see sidebar). The total assets of the fund remained relatively low. At this time, we do not anticipate any negative impact to the fund related to its reopening. If the fund's assets increase, there could be some benefit to shareholders through operating efficiencies and economies of scale.

Q WHAT IS YOUR INVESTMENT STRATEGY, AND HOW DID YOU ADJUST YOUR STRATEGY IN RESPONSE TO THE MARKET ENVIRONMENT?

A   Our core investment strategy remains consistent, regardless of market conditions (see sidebar). When the economy slows, however, as during the reporting period, individual companies can become vulnerable. Therefore, we are even more determined to identify companies in the fund's portfolio that may have slowing growth or disappointing earnings, so that we may act quickly to reduce or sell the holding.

Q YOU MENTIONED THAT THE PORTFOLIO WAS WELL POSITIONED--WHICH AREAS OF THE MARKET PRESENTED ATTRACTIVE OPPORTUNITIES?

A   The fund's largest weighting was in the technology sector, where half of the fund's assets were invested at the end of the reporting period. Although many technology stocks declined during the period, as we mentioned earlier many of these were among the less-proven technology companies, including a large number of Internet firms. We limited the fund's technology holdings to companies we believed had a long-term ability to create earnings. The market rewarded these stocks, so the fund's large position added to its performance.

    Health care represented a significant weighting in the portfolio, and this was a notable change over the course of the last six months. In the early part of the year, biotechnology stocks were extremely expensive. However, with the volatile markets and investors abandoning these stocks in favor of more time-tested companies, a collapse occurred among these stocks. This presented us with a buying opportunity. We purchased several biotechnology stocks that exhibited positive future fundamentals at prices we liked because we believed their companies had strong business models. We believe that the stocks we selected may benefit shareholders as investors continue to favor companies that appear to have a long-term positive future over companies with weak business models and unproven products.

    Finally, the fund's weighting in energy stocks remained fairly consistent during the period, reflecting our enthusiasm for this sector. Energy prices were high, which stimulated the demand for drilling and related services, and stock prices have risen accordingly.

Q CAN YOU DESCRIBE A FEW OF THE STOCKS THAT MADE THE GREATEST POSITIVE CONTRIBUTION TO FUND PERFORMANCE?

A   The fund's best-performing stocks came from a variety of market sectors.
They included:

- Ariba--An established leader in business-to-business Internet commerce, Ariba provides top global companies with the strategies and software to help them sell their products over the Internet. This stock is a relatively new purchase for the fund.

- Waters--This firm is a leading supplier of high-performance instrumentation used in the health-care, chemical, and environmental industries. Recent earnings growth has been driven primarily by pharmaceutical and biotechnology companies that use its products to accelerate their discovery of new drugs.

- Chico's FAS--A women's apparel retailer, Chico's has been one of the few retail stocks to deliver consistently strong earnings numbers in this environment of slowing consumer spending.

- Calpine--This independent power company has been expanding rapidly under utility deregulation. Found in the utility sector, the stock has performed as a "growth" utility.

- CDW Computer Center--This mail-order computer reseller caters to small and mid-size businesses. Thanks to its well-trained sales force, strong client relationships, and inventory management skills, the company has continued to surpass earnings estimates.

- Alza--This health-care company's recent success has been supported by Federal Drug Administration approval for its new drug for treating Attention Deficit and Hyperactivity Disorder (ADHD). Although there are other approved therapies for ADHD, Alza's drug has a competitive advantage in that it can be administered once daily, and therefore is convenient for children.

    Of course, not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of these stocks will continue to perform as well in the future. For additional fund highlights, please refer to page 6.

Q   WHAT STOCKS HURT FUND PERFORMANCE?

A   Among the fund's worst performers were Pacific Sunwear and Whitehall
Jewelers, both retail companies that showed disappointing earnings. Pacific Sunwear focuses on the fashion-sensitive teen market, and the company's misjudgment of fashion trends caused it to fall short of expected earnings. Whitehall Jewelers simply suffered from the slowing economy, as consumers began to limit "luxury" purchases. Both stocks were sold.

    Radio One and Hispanic Broadcasting were two radio stocks that hurt the fund's performance. Radio stocks had performed well in the recent past. Advertising revenues for many media companies had been on the rise as Internet firms and other thriving businesses spent advertising dollars to attract insatiable consumers amid the strong economy. However, the cooling of economic growth has caused a concurrent slowdown in ad spending that has been negative to media companies. We sold the fund's holdings in these radio stocks, as well as other media and entertainment stocks, which contributed to the large reduction in the fund's consumer staples exposure.

    The communications services sector, which includes a broad range of telecommunications companies, performed poorly during the period. Many of these firms are in a capital-spending mode, and Wall Street is concerned that they won't be able to generate a substantial return on this spending, so the stocks are out of favor. We think the capital spending cycle will go on for a while, so we are hesitant to invest in this area until we see some good returns on investment. As such, we sold all of the fund's holdings in this sector, including McLeods USA, an upper-Midwestern telecommunications company.

    Also, some of the fund's semiconductor holdings performed poorly. Atmel and LSI Logic, which were both sold from the fund's portfolio, saw price declines during the period because of their commodity-oriented product lines. Investors believe that these stocks are cyclical and have peaked, and their stock prices fell as a result.

Q   DO YOU THINK THAT MARKET CONDITIONS WILL BE MORE FAVORABLE IN THE NEAR TERM?

A   Predicting the stock market is very difficult and is something we do not focus on. Our focus is in constructing a portfolio of individual stocks that meet our investment criteria. However, we expect a continuation of slowing economic growth and believe that the Fed is finished raising interest rates for now. We believe that the most likely economic scenario will be a "soft landing," meaning that economic growth will slow to a healthy rate of positive growth without triggering a recession.

    Within the stock market, valuations are in better shape than in the recent past. Stock valuations, while historically high, have come down somewhat, taking some of the excess out of the market in sectors that had been significantly overvalued. Internet mania probably peaked in March, and, as we mentioned earlier, speculation in the stock market has subsided.

Q   WHAT IS YOUR OUTLOOK FOR THE FUND?

A   Given the slowing economy, it will be critical for us to identify companies with good fundamentals and the potential to achieve their earnings targets.
We believe that the biggest risk to individual stocks--and, consequently, to the fund--will be companies with disappointing earnings. Our strategy in managing the fund is based largely on identifying those companies whose earnings outlooks are positive and attainable, consistent with the investment discipline that has provided strong fund performance over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Van Kampen mutual fund shares are divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS*  97.6%
CONSUMER DISTRIBUTION  5.8%
Bed Bath & Beyond, Inc. (a).................................   54,000   $  1,317,094
Cardinal Health, Inc........................................   21,000      1,851,937
Chico's FAS, Inc. (a).......................................   91,000      3,094,000
Pier 1 Imports, Inc.........................................   99,000      1,342,688
RadioShack Corp.............................................   39,000      2,520,375
Starbucks Corp. (a).........................................   38,400      1,538,400
Tiffany & Co................................................   44,000      1,696,750
Venator Group, Inc. (a).....................................  181,000      2,239,875
                                                                        ------------
                                                                          15,601,119
                                                                        ------------
CONSUMER DURABLES  1.2%
Harley Davidson, Inc........................................   65,000      3,111,875
                                                                        ------------

CONSUMER SERVICES  7.2%
Brinker International, Inc. (a).............................   40,000      1,205,000
Cheesecake Factory (a)......................................   37,500      1,621,875
Hilton Hotels Corp..........................................  175,000      2,023,437
International Game Technology (a)...........................   69,000      2,320,125
Macrovision Corp. (a).......................................   23,000      1,863,000
Mandalay Resort Group (a)...................................   74,000      1,896,250
Metro-Goldwyn-Mayer, Inc. (a)...............................   39,080        937,920
Park Place Entertainment Corp. (a)..........................  146,000      2,208,250
RARE Hospitality International, Inc. (a)....................   54,000      1,100,250
Robert Half International, Inc. (a).........................   33,000      1,144,688
Starwood Hotels & Resorts, Class B..........................   54,000      1,687,500
TMP Worldwide, Inc. (a).....................................   17,600      1,416,800
                                                                        ------------
                                                                          19,425,095
                                                                        ------------
ENERGY  5.9%
Baker Hughes, Inc...........................................   56,000      2,079,000
BJ Services Co. (a).........................................   19,000      1,161,375
ENSCO International, Inc....................................   53,000      2,027,250
Global Marine, Inc. (a).....................................   53,000      1,636,375
Nabors Industries, Inc. (a).................................   27,000      1,414,800
Noble Drilling Corp. (a)....................................   67,000      3,366,750

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
ENERGY (CONTINUED)
Smith International, Inc. (a)...............................   37,000   $  3,017,812
Transocean Sedco Forex, Inc.................................   21,000      1,231,125
                                                                        ------------
                                                                          15,934,487
                                                                        ------------
FINANCE  3.5%
Capital One Financial Corp..................................   35,000      2,452,187
Federated Investors, Inc., Class B..........................   22,000        544,500
Knight Trading Group, Inc. (a)..............................   14,000        504,000
Lehman Brothers Holdings, Inc...............................    4,000        591,000
Providian Financial Corp....................................   29,000      3,683,000
T. Rowe Price Associates, Inc...............................   14,000        657,125
USA Education, Inc..........................................   10,000        481,875
Waddell & Reed Financial, Inc., Class A.....................   17,500        542,500
                                                                        ------------
                                                                           9,456,187
                                                                        ------------
HEALTHCARE  15.6%
Allergan, Inc...............................................   31,000      2,617,562
Alpharma, Inc., Class A.....................................   35,000      2,139,375
Alza Corp. (a)..............................................   32,000      2,768,000
Andrx Group (a).............................................   24,000      2,241,000
Celgene Corp. (a)...........................................   34,000      2,023,000
Forest Laboratories, Inc. (a)...............................   19,000      2,179,062
Human Genome Sciences, Inc. (a).............................   12,000      2,077,500
IDEC Pharmaceuticals Corp. (a)..............................   15,000      2,630,391
IVAX Corp. (a)..............................................   45,000      2,070,000
Medimmune, Inc. (a).........................................   32,000      2,472,000
Millennium Pharmaceuticals, Inc. (a)........................   18,000      2,629,125
PE Corp. -- PE Biosystems Group.............................   43,900      5,114,350
Protein Design Labs, Inc. (a)...............................   12,000      1,446,000
Sepracor, Inc. (a)..........................................   11,000      1,349,563
Stryker Corp................................................   28,000      1,202,250
Techne Corp. (a)............................................   12,000      1,344,000
Teva Pharmaceutical Industries Ltd. - ADR (Israel)..........   19,000      1,390,563
Universal Health Services, Inc., Class B (a)................   16,000      1,370,000
Wellpoint Health Networks, Inc. (a).........................   29,000      2,784,000
                                                                        ------------
                                                                          41,847,741
                                                                        ------------
TECHNOLOGY  56.1%
ADC Telecommunications, Inc. (a)............................   95,200      2,559,988
Adobe Systems, Inc..........................................   23,300      3,617,325
Advanced Micro Devices, Inc. (a)............................   38,600        911,925
Altera Corp. (a)............................................   60,000      2,865,000
Amdocs Ltd. (a).............................................   23,000      1,434,625
Amphenol Corp., Class A (a).................................   12,000        683,250
Analog Devices, Inc. (a)....................................   40,000      3,302,500

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
TECHNOLOGY (CONTINUED)
Applied Micro Circuits Corp. (a)............................   23,000   $  4,762,437
Ariba, Inc. (a).............................................   43,000      6,160,422
BEA Systems, Inc. (a).......................................   41,000      3,192,875
Broadcom Corp., Class A (a).................................   14,000      3,412,500
Brocade Communications Systems, Inc. (a)....................   28,000      6,608,000
CDW Computer Centers, Inc. (a)..............................   71,000      4,899,000
Celestica, Inc. (a).........................................   31,000      2,146,750
Check Point Software Technologies Ltd. (a)..................   16,000      2,520,000
CIENA Corp. (a).............................................   14,000      1,719,375
Commerce One, Inc. (a)......................................   20,000      1,570,000
Comverse Technology, Inc. (a)...............................   15,000      1,620,000
Cypress Semiconductor Corp. (a).............................   24,400      1,014,125
Digital Lightwave, Inc. (a).................................   13,000        944,125
Dynegy, Inc., Class A.......................................   54,000      3,078,000
Extreme Networks, Inc. (a)..................................   20,000      2,290,000
Flextronics International Ltd. (a)..........................   23,000      1,888,875
GlobeSpan, Inc. (a).........................................   15,000      1,830,000
i2 Technologies, Inc. (a)...................................   20,000      3,741,250
Inktomi Corp. (a)...........................................   13,000      1,482,000
Integrated Device Technology, Inc. (a)......................   33,000      2,986,500
Jabil Circuit, Inc. (a).....................................   32,800      1,861,400
Juniper Networks, Inc. (a)..................................    6,800      1,488,775
Linear Technology Corp......................................   32,000      2,072,000
McDATA Corp., Class B (a)...................................   10,800      1,327,219
Mercury Interactive Corp. (a)...............................   23,000      3,605,250
Micrel, Inc. (a)............................................   18,000      1,206,000
Microchip Technology, Inc. (a)..............................   42,000      1,388,625
Micromuse, Inc. (a).........................................   18,000      3,616,875
Micron Technology, Inc. (a).................................   37,000      1,702,000
MMC Networks, Inc. (a)......................................   20,000      2,530,000
Network Appliance, Inc. (a).................................   11,000      1,401,125
Novellus Systems, Inc. (a)..................................   23,500      1,094,219
Palm, Inc. (a)..............................................   77,000      4,076,187
PeopleSoft, Inc. (a)........................................   34,000        949,875
Plantronics, Inc. (a).......................................   20,000        760,000
PMC Sierra, Inc. (a)........................................   12,000      2,583,000
Polycom, Inc. (a)...........................................   44,000      2,946,625
QLogic Corp. (a)............................................   19,600      1,724,800
Rational Software Corp. (a).................................   80,000      5,550,000
Redback Networks, Inc. (a)..................................   22,000      3,606,625
Sanmina Corp. (a)...........................................   32,000      2,996,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
TECHNOLOGY (CONTINUED)
Scientific Atlanta, Inc.....................................   40,000   $  2,545,000
SDL, Inc. (a)...............................................    7,800      2,412,638
SEI Investments Co..........................................    9,900        700,425
Siebel Systems, Inc. (a)....................................   38,000      4,229,875
Sycamore Networks, Inc. (a).................................    8,000        864,000
TIBCO Software, Inc. (a)....................................   30,000      2,533,125
TranSwitch Corp. (a)........................................   54,000      3,442,500
VeriSign, Inc. (a)..........................................    6,000      1,215,375
Vitesse Semiconductor Corp. (a).............................   22,000      1,956,625
Waters Corp. (a)............................................   70,000      6,230,000
Xilinx, Inc. (a)............................................   35,300      3,022,562
                                                                        ------------
                                                                         150,879,572
                                                                        ------------
UTILITIES  2.3%
Calpine Corp. (a)...........................................   47,000      4,905,625
Newport Corp................................................    5,000        796,328
Southern Energy, Inc. (a)...................................   15,900        498,863
                                                                        ------------
                                                                           6,200,816
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  97.6%
  (Cost $182,601,555)................................................    262,456,892

REPURCHASE AGREEMENT  1.9%
  Warburg Dillon Reed ($5,145,000 par collaterized by U.S. Government obligations in a pooled cash account, dated 09/29/00, to be sold on
  10/02/00 at $5,147,787)
  (Cost $5,145,000)..................................................      5,145,000
                                                                        ------------

TOTAL INVESTMENTS  99.5%
  (Cost $187,746,555)................................................    267,601,892
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%..........................      1,219,641
                                                                        ------------

NET ASSETS 100.0%....................................................   $268,821,533
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

* The common stocks are classified by sectors which represent broad groupings of related industries.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $187,746,555).......................  $267,601,892
Cash........................................................         5,146
Receivables:
  Investments Sold..........................................    11,589,473
  Fund Shares Sold..........................................     1,445,183
  Dividends.................................................        19,721
Unamortized Organizational Costs............................         3,147
Other.......................................................         5,120
                                                              ------------
    Total Assets............................................   280,669,682
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    11,072,978
  Distributor and Affiliates................................       228,839
  Fund Shares Repurchased...................................       210,780
  Investment Advisory Fee...................................       159,217
Trustees' Deferred Compensation and Retirement Plans........       103,664
Accrued Expenses............................................        72,671
                                                              ------------
    Total Liabilities.......................................    11,848,149
                                                              ------------
NET ASSETS..................................................  $268,821,533
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $125,525,901
Net Unrealized Appreciation.................................    79,855,337
Accumulated Net Realized Gain...............................    65,193,512
Accumulated Net Investment Loss.............................    (1,753,217)
                                                              ------------
NET ASSETS..................................................  $268,821,533
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $124,696,771 and 3,026,400 shares of
    beneficial interest issued and outstanding).............  $      41.20
    Maximum sales charge (5.75%* of offering price).........          2.51
                                                              ------------
    Maximum offering price to public........................  $      43.71
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $129,098,322 and 3,241,566 shares of
    beneficial interest issued and outstanding).............  $      39.83
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,026,440 and 377,799 shares of
    beneficial interest issued and outstanding).............  $      39.77
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2000 (Unaudited)

INVESTMENT INCOME:
Dividends...................................................  $    84,907
Interest....................................................      155,230
                                                              -----------
    Total Income............................................      240,137
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      823,310
Distribution (12b-1) and Service Fees (Attributed to Class
  A, B, and C of $125,368, $539,043 and $57,234,
  respectively).............................................      721,645
Shareholder Services........................................      195,398
Trustees' Fees and Related Expenses.........................       16,556
Legal.......................................................       10,737
Custody.....................................................       10,704
Amortization of Organizational Costs........................        2,958
Other.......................................................      121,165
                                                              -----------
    Total Expenses..........................................    1,902,473
    Less Credits Earned on Cash Balances....................          486
                                                              -----------
    Net Expenses............................................    1,901,987
                                                              -----------
NET INVESTMENT LOSS.........................................  $(1,661,850)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $13,328,442
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   85,519,899
  End of the Period.........................................   79,855,337
                                                              -----------
Net Unrealized Depreciation During the Period...............   (5,664,562)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 7,663,880
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 6,002,030
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended September 30, 2000 and the Year Ended March 31, 2000 (Unaudited)

                                                      SIX MONTHS ENDED      YEAR ENDED
                                                     SEPTEMBER 30, 2000   MARCH 31, 2000
                                                     -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.................................    $ (1,661,850)      $ (2,506,001)
Net Realized Gain...................................      13,328,442         76,661,986
Net Unrealized Appreciation/Depreciation During the
  Period............................................      (5,664,562)        40,190,153
                                                        ------------       ------------
Change in Net Assets from Operations................       6,002,030        114,346,138
                                                        ------------       ------------

Distributions from Net Realized Gain:
  Class A Shares....................................             -0-         (7,810,884)
  Class B Shares....................................             -0-         (9,299,741)
  Class C Shares....................................             -0-           (972,786)
                                                        ------------       ------------
Total Distributions.................................             -0-        (18,083,411)
                                                        ------------       ------------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.............................       6,002,030         96,262,727
                                                        ------------       ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................      95,015,749         25,872,275
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................             -0-         16,663,811
Cost of Shares Repurchased..........................     (65,846,529)       (45,486,452)
                                                        ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..      29,169,220         (2,950,366)
                                                        ------------       ------------
TOTAL INCREASE IN NET ASSETS........................      35,171,250         93,312,361
NET ASSETS:
Beginning of the Period.............................     233,650,283        140,337,922
                                                        ------------       ------------
End of the Period (Including accumulated net
  investment loss of $1,753,217 and $91,367,
  respectively).....................................    $268,821,533       $233,650,283
                                                        ============       ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                             DECEMBER 27,
                                                                                                 1995
                                                             NINE                            (COMMENCEMENT
                               SIX MONTHS        YEAR       MONTHS       YEAR       YEAR     OF INVESTMENT
                                  ENDED         ENDED        ENDED      ENDED      ENDED      OPERATIONS)
CLASS A SHARES                SEPTEMBER 30,   MARCH 31,    MARCH 31,   JUNE 30,   JUNE 30,    TO JUNE 30,
                                 2000(A)       2000(A)      1999(A)      1998     1997(A)        1996
                              ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF THE PERIOD..............     $ 40.22       $ 23.30      $ 23.46    $ 17.88    $ 13.70       $ 10.00
                                 -------       -------      -------    -------    -------       -------
 Net Investment
   Income/Loss..............        (.20)         (.32)        (.18)      (.14)       .03          (.04)
 Net Realized and Unrealized
   Gain.....................        1.18         20.61          .60       6.71       4.81          3.74
                                 -------       -------      -------    -------    -------       -------
Total from Investment
 Operations.................         .98         20.29          .42       6.57       4.84          3.70
                                 -------       -------      -------    -------    -------       -------
Less:
 Distributions from and in
   Excess of Net Realized
   Gain.....................         -0-          3.37          .58        .99        .35           -0-
 Return of Capital
   Distribution.............         -0-           -0-          -0-        -0-        .31           -0-
                                 -------       -------      -------    -------    -------       -------
Total Distributions.........         -0-          3.37          .58        .99        .66           -0-
                                 -------       -------      -------    -------    -------       -------
NET ASSET VALUE, END OF THE
 PERIOD.....................     $ 41.20       $ 40.22      $ 23.30    $ 23.46    $ 17.88       $ 13.70
                                 =======       =======      =======    =======    =======       =======

Total Return* (b)...........       2.46%**      93.18%        2.18%**   38.52%     36.00%        37.00%**
Net Assets at End of the
 Period (In millions).......     $ 124.7       $ 106.3      $  60.1    $  64.9    $  53.1       $    .1
Ratio of Expenses to Average
 Net Assets*................       1.32%         1.44%        1.64%      1.30%      1.32%         1.46%
Ratio of Net Investment
 Income/Loss to Average Net
 Assets*....................      (1.10%)       (1.14%)      (1.19%)     (.64%)      .19%         (.79%)
Portfolio Turnover..........         72%**        170%          82%**     125%       139%           94%**

 * If certain fees had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
 Net Assets.................         N/A           N/A        1.68%      1.58%      2.31%        15.69%
Ratio of Net Investment Loss
 to Average Net Assets......         N/A           N/A       (1.23%)     (.92%)     (.80%)      (15.02%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year or purchase. If the sales charges were included, total returns would be lower.

N/A = Not Applicable
                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                             DECEMBER 27,
                                                                                                 1995
                                                             NINE                            (COMMENCEMENT
                                SIX MONTHS       YEAR       MONTHS       YEAR       YEAR     OF INVESTMENT
                                   ENDED         ENDED       ENDED      ENDED      ENDED      OPERATIONS)
CLASS B SHARES                 SEPTEMBER 30,   MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,    TO JUNE 30,
                                  2000(A)       2000(A)     1999(A)      1998     1997(A)        1996
                               ---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 THE PERIOD..................     $ 39.06       $ 22.87     $ 23.17    $ 17.80    $ 13.70       $ 10.00
                                  -------       -------     -------    -------    -------       -------
 Net Investment Loss.........        (.34)         (.52)       (.30)      (.27)      (.09)         (.04)
 Net Realized and Unrealized
   Gain......................        1.11         20.08         .58       6.63       4.85          3.74
                                  -------       -------     -------    -------    -------       -------
Total from Investment
 Operations..................         .77         19.56         .28       6.36       4.76          3.70
                                  -------       -------     -------    -------    -------       -------
Less:
 Distributions from and in
   Excess of Net Realized
   Gain......................         -0-          3.37         .58        .99        .35           -0-
 Return of Capital
   Distribution..............         -0-           -0-         -0-        -0-        .31           -0-
                                  -------       -------     -------    -------    -------       -------
Total Distributions..........         -0-          3.37         .58        .99        .66           -0-
                                  -------       -------     -------    -------    -------       -------
NET ASSET VALUE, END OF THE
 PERIOD......................     $ 39.83       $ 39.06     $ 22.87    $ 23.17    $ 17.80       $ 13.70
                                  =======       =======     =======    =======    =======       =======

Total Return* (b)............       1.95%**      91.74%       1.60%**   37.56%     35.32%        37.00%**
Net Assets at End of the
 Period (In millions)........     $ 129.1       $ 115.6     $  72.8    $  79.7    $  55.0       $    .1
Ratio of Expenses to Average
 Net Assets*.................       2.08%         2.18%       2.40%      2.05%      2.07%         1.46%
Ratio of Net Investment Loss
 to Average Net Assets*......      (1.86%)       (1.89%)     (1.95%)    (1.40%)     (.56%)        (.74%)
Portfolio Turnover...........         72%**        170%         82%**     125%       139%           94%**

 * If certain fees had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
 Net Assets..................         N/A           N/A       2.44%      2.34%      3.04%        15.70%
Ratio of Net Investment Loss
 to Average Net Assets.......         N/A           N/A      (1.99%)    (1.68%)    (1.53%)      (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower.

N/A = Not Applicable
See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                             DECEMBER 27,
                                                                                                 1995
                                                             NINE                            (COMMENCEMENT
                                SIX MONTHS       YEAR       MONTHS       YEAR       YEAR     OF INVESTMENT
                                   ENDED         ENDED       ENDED      ENDED      ENDED      OPERATIONS)
CLASS C SHARES                 SEPTEMBER 30,   MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,    TO JUNE 30,
                                  2000(A)       2000(A)     1999(A)      1998     1997(A)        1996
                               ---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 THE PERIOD..................     $ 39.01       $ 22.87     $ 23.17    $ 17.79    $ 13.70       $ 10.00
                                  -------       -------     -------    -------    -------       -------
 Net Investment Loss.........        (.33)         (.52)       (.30)      (.31)      (.10)         (.04)
 Net Realized and Unrealized
   Gain......................        1.09         20.03         .58       6.68       4.85          3.74
                                  -------       -------     -------    -------    -------       -------
Total from Investment
 Operations..................         .76         19.51         .28       6.37       4.75          3.70
                                  -------       -------     -------    -------    -------       -------
Less:
 Distributions from and in
   Excess of Net Realized
   Gain......................         -0-          3.37         .58        .99        .35           -0-
 Return of
   Capital Distribution......         -0-           -0-         -0-        -0-        .31           -0-
                                  -------       -------     -------    -------    -------       -------
Total Distributions..........         -0-          3.37         .58        .99        .66           -0-
                                  -------       -------     -------    -------    -------       -------
NET ASSET VALUE, END OF THE
 PERIOD......................     $ 39.77       $ 39.01     $ 22.87    $ 23.17    $ 17.79       $ 13.70
                                  =======       =======     =======    =======    =======       =======

Total Return* (b)............       1.95%**      91.52%       1.60%**   37.56%     35.32%        37.00%**
Net Assets at End of the
 Period (In millions)........     $  15.0       $  11.8     $   7.4    $   9.2    $   8.3       $    .1
Ratio of Expenses to Average
 Net Assets*.................       2.08%         2.19%       2.41%      2.05%      2.07%         1.46%
Ratio of Net Investment Loss
 to Average Net Assets*......      (1.86%)       (1.89%)     (1.96%)    (1.39%)     (.57%)        (.74%)
Portfolio Turnover...........         72%**        170%         82%**     125%       139%           94%**

 * If certain fees had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
 Net Assets..................         N/A           N/A       2.45%      2.34%      3.04%        15.70%
Ratio of Net Investment Loss
 to Average Net Assets.......         N/A           N/A      (2.00%)    (1.68%)    (1.55%)      (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

N/A = Not Applicable
                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth Fund (the "Fund") is organized as a diversified series of the Van Kampen Equity Trust, a Delaware business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discount on debt securities purchased are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The Fund has agreed to reimburse Van Kampen Funds Inc. or its affiliates ("collectively Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

    At September 30, 2000, for federal income tax purposes the cost of long- and short-term investments is $187,898,320, the aggregate gross unrealized appreciation is $84,747,068 and the aggregate gross unrealized depreciation is $5,043,496, resulting in net unrealized appreciation on long- and short-term investments of $79,703,572.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of gains on futures transactions are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

G. EXPENSE REDUCTIONS During the six months ended September 30, 2000, the Fund's custody fee was reduced by $486 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................   .75 of 1%
Next $500 million...........................................   .70 of 1%
Over $1 billion.............................................   .65 of 1%

    For the six months ended September 30, 2000, the Fund recognized expenses of approximately $4,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended September 30, 2000, the Fund recognized expenses of approximately $21,100, representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended September 30, 2000, the Fund recognized expenses of approximately $138,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At September 30, 2000, Van Kampen owned 7,000 shares of Class A and 1,500 shares each of Classes B and C, respectively.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $59,991,769, $58,408,472, and
$7,125,660 for Classes A, B, and C, respectively. For the six months ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,997,353    $ 72,692,937
  Class B.................................................     497,073      18,934,438
  Class C.................................................      88,096       3,388,374
                                                            ----------    ------------
Total Sales...............................................   2,582,522    $ 95,015,749
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................         -0-    $        -0-
  Class B.................................................         -0-             -0-
  Class C.................................................         -0-             -0-
                                                            ----------    ------------
Total Dividend Reinvestment...............................         -0-    $        -0-
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,613,097)   $(57,774,920)
  Class B.................................................    (214,796)     (7,621,666)
  Class C.................................................     (12,595)       (449,943)
                                                            ----------    ------------
Total Repurchases.........................................  (1,840,488)   $(65,846,529)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

    At March 31, 2000, capital aggregated $45,073,752, $47,095,700, and
$4,187,229 for Classes A, B, and C, respectively. For the year ended March 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     548,998    $ 19,238,328
  Class B.................................................     213,625       6,300,698
  Class C.................................................      12,657         333,249
                                                            ----------    ------------
Total Sales...............................................     775,280    $ 25,872,275
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     254,319    $  7,184,507
  Class B.................................................     318,096       8,747,651
  Class C.................................................      26,635         731,653
                                                            ----------    ------------
Total Dividend Reinvestment...............................     599,050    $ 16,663,811
                                                            ==========    ============
Repurchases:
  Class A.................................................    (742,010)   $(22,939,813)
  Class B.................................................    (756,123)    (20,859,185)
  Class C.................................................     (60,627)     (1,687,454)
                                                            ----------    ------------
Total Repurchases.........................................  (1,558,760)   $(45,486,452)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

    Class B Shares and any dividend reinvestment plan Class B Shares received on such shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                 AS A PERCENTAGE OF
                                                               DOLLAR AMOUNT SUBJECT
                                                                     TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and thereafter.......................................    None               None

    For the six months ended September 30, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $68,800 and CDSC on the redeemed shares of Classes B and C of approximately $36,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $190,736,239 and $158,284,918, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended September 30, 2000, are payments retained by Van Kampen of approximately $431,100.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

6. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 2001, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       5
                          TOP FIVE SECTORS       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS       9

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      10
                      FINANCIAL STATEMENTS      16
             NOTES TO FINANCIAL STATEMENTS      22

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      28
     FUND OFFICERS AND IMPORTANT ADDRESSES      29

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH WAS STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.7 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT RECENT CUTS IN MANUFACTURING PAYROLLS SUPPORT THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND IN THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.70

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1998--September 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.30
Sep 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   11.79%     11.64%     11.75%
-------------------------------------------------------------------------
Six-month total return(2)                 5.36%      6.64%     10.75%
-------------------------------------------------------------------------
One-year total return(2)                  8.07%      8.83%     12.94%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 3.42%      4.38%      7.54%
-------------------------------------------------------------------------
Commencement date                      06/21/99   06/21/99   06/21/99
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares and Rule 12b-1 fee. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--September 30, 2000)


1.   ONEOK                       1.5%
     Explores for and produces oil and
     gas, and distributes natural gas in
     Oklahoma and Kansas.

2.   PROVINCE HEALTHCARE         1.3%
     Operates hospitals and provides
     medical services in the United
     States.

3.   STANDARD PACIFIC            1.2%
     Develops single-family homes in the
     western United States.

4.   ENERGEN                     1.2%
     Explores for and produces oil and
     gas, and distributes natural gas in
     Alabama.

5.   PARK ELECTROCHEMICAL        1.2%
     Manufactures components used in
     computers, cellular phones, and other
     electronics.

6.   SEITEL                      1.1%
     Provides geophysical data and
     services to the petroleum industry.

7.   SILICON VALLEY BANCSHARES   1.1%
     Provides financial services to the
     technology and life sciences
     industries.

8.   AMERIPATH                   1.1%
     Manages a network of pathological
     physicians in the United States.

9.   PUBLIC SERVICE COMPANY OF
     NEW MEXICO                  1.1%
     Distributes electricity and natural
     gas in New Mexico.

10.  WMS INDUSTRIES              1.1%
     Manufactures slot machines and other
     gaming products for the casino
     industry.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     SEPTEMBER 30, 2000                   MARCH 31, 2000
                                                                     ------------------                   --------------
Finance                                                                     23.7                               20.4
Utilities                                                                   10.5                                8.9
Technology                                                                   7.0                               19.2
Energy                                                                       6.7                                7.3
Consumer Durables                                                            6.6                                6.1

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SMALL CAP
VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2000. THE TEAM IS LED BY JOHN CUNNIFF, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE ITS INCEPTION IN JUNE 1999, AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1992. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET DURING THE REPORTING PERIOD, AND TO WHAT DO YOU ATTRIBUTE THE FUND'S PERFORMANCE?

A   Investors saw record volatility in
the stock market. The technology sell-off in the spring helped take some of the speculation out of the market by punishing high-valuation stocks whose earnings were unproven, but also contributed to the volatility, particularly among large-capitalization stocks. The broad market fell during the reporting period, with the Standard & Poor's 500 Index returning -3.60 percent and the technology-heavy NASDAQ Index dropping 19.61 percent. In this turbulent environment, smaller-cap, value-oriented stocks performed well, as they were less affected by concerns about high valuations.

    We seek to maintain our "value with a catalyst" management strategy (see sidebar) in all market environments, and this helped the fund's return during the period. The fund returned 11.79 percent during the volatile six months ended September 30, 2000 (Class A shares at net asset value; if the maximum sales charge of 5.75 percent were included, the return would have been lower). Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Russell 2000(R) Value Index returned 9.43 percent during the same period. This broad-based index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. This index is a statistical composite that doesn't include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

THE MANAGERS' INVESTMENT STRATEGY

WE REFER TO OUR INVESTMENT STRATEGY AS "VALUE WITH A CATALYST." WE SEARCH FOR UNDERVALUED SMALL-CAP COMPANIES BY USING COMMON VALUATION MEASURES, SUCH AS PRICE-TO-EARNINGS RATIO. FOR EACH STOCK WE CONSIDER FOR PURCHASE, WE SEARCH FOR A SPARK (OR CATALYST)--SUCH AS A CHANGE IN MANAGEMENT, A NEW PRODUCT, OR NEW INDUSTRY REGULATIONS--THAT MAY IGNITE THE COMPANY'S GROWTH PROSPECTS AND REVEAL THE POTENTIAL VALUE HIDDEN IN THE CURRENT STOCK PRICE. WE MAY ALSO LOOK FOR RISING EARNINGS EXPECTATIONS, WHICH WE BELIEVE CAN INDICATE THAT A CATALYST IS PRESENT. IF A STOCK MEETS OUR CRITERIA, WE THEN CONSIDER IT FOR INVESTMENT. OUR STOCK SELECTION PROCESS IS "BOTTOM-UP," THE FUND IS DIVERSIFIED ACROSS MULTIPLE INDUSTRIES, AND WE NORMALLY REMAIN FULLY INVESTED IN MOST SITUATIONS.

Q   WHICH AREAS OF THE MARKET
    HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A   Given the strong performance
of the financials sector during the reporting period, the fund's large position in this sector benefited the performance of the fund. Individual holdings in the fund's financials allocation included regional stocks, regional brokerage firms, and real estate investment trusts.

    Despite the shakiness in the technology sector, several of the fund's technology stocks migrated out of the small-cap arena into mid-size stocks because of the stocks' market performance, which helped the fund capture gains as the stocks were sold. Notably, International Rectifier, a power semiconductor manufacturer, was sold from the fund's portfolio for a profit, as it no longer met our investment discipline.

    Finally, some of the fund's health-care stocks performed well during the period. Quest Diagnostics and Laboratory Corporation of America provide outsourcing of clinical diagnostics from HMOs and other health-care providers. Consolidation within the industry has helped these companies improve their operating environments, and their stock prices appreciated as a result. Province Healthcare had a strong record of acquiring and improving hospitals in rural markets, and this stock also supported fund performance.

    Of course, not all stocks in the fund performed as favorably, nor is there any guarantee that any of these stocks will continue to perform as well or will be held by the fund in the future. For additional portfolio highlights, please refer to page 5.

Q   DID ANY STOCKS HURT THE FUND?

A   Most notably, two semiconductor
stocks hurt the performance of the fund during the reporting period: Lam Research and S3. These stocks reacted poorly to Intel's announcement of a revenue shortfall in September, as investors subsequently fled the industry given concerns over sales growth expectations. Also, Georgia Gulf, a chemical company, was hurt by inventory and margin issues with its polyvinyl chloride
(PVC) business during the period.

Q   WHAT DO YOU SEE AHEAD FOR
    THE FUND FOR THE UPCOMING SIX MONTHS?

A   Small-cap value stocks continue
to be attractively priced relative to the broad stock market. In this environment, we will maintain our philosophy of seeking small-cap value companies that have catalysts for change.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer D shares as well.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PRICE-TO-EARNINGS (P/E) RATIO: Shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
COMMON STOCKS  96.2%
BUILDINGS & MATERIALS  3.9%
Astec Industries, Inc. (a)..................................    150    $     1,641
D.R. Horton, Inc. ..........................................  7,085        121,773
Granite Construction, Inc. .................................  2,350         56,988
NCI Building Systems, Inc. (a)..............................  6,100         89,212
Nortek, Inc. (a)............................................  6,050        105,875
Pulte Corp. ................................................  3,700        122,100
Texas Industries, Inc. .....................................  3,050         97,219
                                                                       -----------
                                                                           594,808
                                                                       -----------
BUSINESS SERVICES  3.7%
ABM Industries, Inc. .......................................  5,100        138,656
CDI Corp. (a)...............................................  3,300         52,800
John H. Harland Co. ........................................  5,800         88,813
United Stationers, Inc. ....................................  2,850         76,594
URS Corp. (a)...............................................  6,300         83,475
Wallace Computer Series, Inc. ..............................  7,550        115,137
                                                                       -----------
                                                                           555,475
                                                                       -----------
CAPITAL GOODS  1.6%
Applied Industrial Technologies, Inc. ......................  6,500        112,531
Donaldson, Inc. ............................................  2,900         63,800
Manitowoc, Inc. ............................................  2,600         50,050
Sauer, Inc. ................................................  1,200         13,200
Tecumseh Prods Co., Class A.................................     50          2,094
                                                                       -----------
                                                                           241,675
                                                                       -----------
CONSUMER DISTRIBUTION  5.4%
Anixter International, Inc. (a).............................  4,000        116,500
Cato Corp., Class A.........................................  7,500         93,750
Dillard's, Inc., Class A....................................  9,000         95,625
Footstar, Inc. (a)..........................................  3,200        103,400
Furniture Brands International, Inc. (a)....................  6,250        103,906
Group 1 Automotive, Inc. (a)................................  8,550         92,981
InterTAN, Inc. (a)..........................................  5,000         72,188
PEP Boys Manny Moe & Jack...................................  7,350         36,750
Spiegel, Inc., Class A (a)..................................  13,450        94,150
Systemax, Inc. (a)..........................................  4,100         11,275
                                                                       -----------
                                                                           820,525
                                                                       -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
CONSUMER DURABLES  6.4%
Aaron Rents, Inc., Class B..................................  6,850    $    88,194
Armstrong Holdings, Inc. ...................................  7,000         83,562
BorgWarner, Inc. ...........................................  3,000         99,375
JAKKS Pacific, Inc. (a).....................................  6,000         56,437
Smith A.O. Corp. ...........................................  1,200         15,075
Standard Pacific Corp. .....................................  10,000       180,000
Stoneridge, Inc. (a)........................................    100            963
Toro Co. ...................................................  3,350        105,525
Tower Automotive, Inc. (a)..................................  8,200         76,875
WMS Industries, Inc. .......................................  7,000        157,500
Woodward Governor Co. ......................................  2,300        102,494
                                                                       -----------
                                                                           966,000
                                                                       -----------
CONSUMER NON-DURABLES  6.0%
Agribrands International, Inc. (a)..........................  1,400         61,075
Corn Products International, Inc. ..........................  4,650        105,787
Fleming Cos, Inc. ..........................................  5,700         74,456
International Multifoods Corp. .............................    900         15,638
Mail-Well, Inc. (a).........................................    300          1,331
Movado Group, Inc. .........................................    400          6,950
Performance Food Group Co. (a)..............................  2,150         80,894
Quiksilver, Inc. (a)........................................  6,250        120,312
Riviana Foods, Inc. ........................................    250          4,172
Smithfield Foods, Inc. (a)..................................  3,850        101,063
Springs Industries, Inc. ...................................  3,400         95,838
Suiza Foods Corp. (a).......................................  1,700         86,169
Universal Corp. ............................................  5,300        155,687
                                                                       -----------
                                                                           909,372
                                                                       -----------
CONSUMER SERVICES  5.0%
Aztar Corp. (a).............................................  7,200        110,700
Banta Corp. ................................................  6,000        146,250
Dollar Thrifty Automotive Group. (a)........................  5,850        115,538
Extended Stay America, Inc. (a).............................  8,650        114,613
Landry's Seafood Restaurants, Inc. (a)......................  9,300         63,356
Lee Enterprises, Inc. ......................................  2,000         57,750
Lone Star Steakhouse & Saloon (a)...........................  7,550         55,681
Pulitzer, Inc. .............................................    500         21,475
Ruby Tuesday, Inc. .........................................  6,200         69,750
                                                                       -----------
                                                                           755,113
                                                                       -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
ENERGY  6.4%
Cascade Natural Gas Corp....................................  7,300    $   127,750
Helmerich & Payne, Inc. ....................................  2,100         75,863
Lone Star Technologies, Inc. (a)............................  2,000         92,300
Louis Dreyfus Natural Gas Corp. (a).........................  3,300        130,763
Parker Drilling Co. (a).....................................  12,000        84,000
Pioneer Natural Resources Co. ..............................  10,700       151,806
RPC, Inc. ..................................................  2,600         30,550
Seitel, Inc. ...............................................  11,500       165,312
Tesoro Petroleum Corp. (a)..................................  7,000         69,563
TransMontaigne, Inc. (a)....................................  7,900         39,006
                                                                       -----------
                                                                           966,913
                                                                       -----------
FINANCE  22.8%
Advanta Corp., Class A......................................  7,900         88,875
Affiliated Managers Group, Inc. (a).........................  2,100        119,569
AmerUs Group Co. ...........................................  4,250        109,437
BancFirst Corp. ............................................  2,050         65,344
Capstead Mortgage Corp. ....................................    290          2,610
Cathay Bancorp, Inc. .......................................  1,500         73,125
Commerce Group, Inc. .......................................  4,000        115,750
Commonwealth Bancorp, Inc. .................................  4,150         60,175
Community Trust Bancorp, Inc. ..............................  1,980         30,814
Crown American Reality......................................  10,750        65,172
Delphi Financial Group, Inc. ...............................  2,316         93,798
Dime Community Bancshares, Inc. ............................  5,150        127,462
EastGroup Properties, Inc. .................................  2,950         65,638
FelCor Lodging Trust, Inc. .................................  5,000        115,625
First Citizens Bancshares, Inc. ............................  1,550        110,922
GBC Bancorp of California...................................  3,300        112,406
Glimcher Realty Trust.......................................  5,250         78,422
Great Lakes REIT, Inc. .....................................  2,650         46,044
Innkeepers USA Trust........................................  7,000         71,750
Kansas City Life Insurance Co. .............................  2,150         70,950
Leucadia National Corp. ....................................  3,950        105,662
LNR Property Corp. .........................................  5,100        112,837
Medical Assurance, Inc. ....................................  3,205         39,261
Meristar Hospitality Corp. .................................  5,600        113,400
National Discount Brokers Group, Inc. (a)...................  3,000         92,813
OceanFirst Financial Corp. .................................  6,800        141,100
Prentiss Properties Trust...................................  4,200        109,725
PS Business Parks, Inc. ....................................  2,800         76,300
R & G Financial Corp., Class B..............................  11,600       111,650
Reckson Associates Realty Corp. ............................  5,000        127,500

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
FINANCE (CONTINUED)
RLI Corp. ..................................................  2,650    $   102,191
Silicon Valley Bancshares (a)...............................  2,800        163,056
Southwest Securities Group, Inc. ...........................  3,121         91,289
Triad Guaranty, Inc. (a)....................................  3,800        113,050
UICI (a)....................................................  12,500        87,500
Webster Financial Corp. ....................................  4,100        110,444
WFS Financial, Inc. (a).....................................  7,000        118,562
                                                                       -----------
                                                                         3,440,228
                                                                       -----------
HEALTHCARE  4.9%
Ameripath, Inc. (a).........................................  11,100       160,950
Apria Healthcare Group, Inc. (a)............................  8,900        124,044
Bindley Western Industries, Inc. ...........................  4,716        150,912
Chattem, Inc. (a)...........................................  2,800         26,775
Herbalife International, Inc., Class A......................    450          4,162
Laboratory Corp. of America Holdings (a)....................    700         83,825
Province Healthcare Co. (a).................................  4,725        188,705
                                                                       -----------
                                                                           739,373
                                                                       -----------
PRODUCER MANUFACTURING  4.5%
Advanced Energy Industries, Inc. (a)........................    400         13,200
Aeroflex, Inc. (a)..........................................    875         42,547
AGCO Corp. .................................................  10,000       118,750
ArvinMeritor Inc. ..........................................  7,250        106,484
Cummins Engine Co., Inc. ...................................  4,000        119,750
Federal-Mogul Corp. ........................................  10,000        54,375
Kent Electronics Corp. (a)..................................  3,100         74,013
Louisiana-Pacific Corp. ....................................  10,000        91,875
Scott Technologies Inc. (a).................................  3,300         58,472
                                                                       -----------
                                                                           679,466
                                                                       -----------
RAW MATERIALS/PROCESSING INDUSTRIES  6.4%
AMCOL International Corp....................................  5,100         24,863
Buckeye Technologies, Inc. (a)..............................  3,250         67,437
Commercial Metals Co. ......................................  3,450         87,975
Dexter Corp. ...............................................    850         51,000
Georgia Gulf Corp. .........................................  4,000         45,750
Gibraltor Steel Corp. ......................................  6,600        108,900
H.B. Fuller Co. ............................................  1,800         51,750
Mueller Industries, Inc. (a)................................  3,800         85,262
PolyOne Corp. ..............................................  8,800         64,350
Quanex Corp. ...............................................  6,150        117,234
Reliance Steel & Aluminum Co. ..............................  5,225        110,052

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
Rock Tennessee Co., Class A.................................  6,800    $    67,575
Ryerson Tull, Inc. .........................................  2,300         21,706
Scotts Co., Class A (a).....................................  1,100         36,850
Spartech Corp. .............................................  1,400         21,788
                                                                       -----------
                                                                           962,492
                                                                       -----------
TECHNOLOGY  6.7%
Amkor Technology, Inc. (a)..................................  1,850         48,331
Anicom, Inc. (a)............................................  5,000              0
AVT Corp. (a)...............................................  2,300         12,794
C-Cube Microsystems, Inc. (a)...............................  5,000        102,500
Cypress Semiconductor Corp. (a).............................  1,100         45,719
Genrad, Inc. (a)............................................  3,350         36,850
Global Crossing Ltd. (a)....................................  1,895         58,745
Kaman Corp., Class A........................................  5,700         71,962
Lam Research Corp. (a)......................................  2,500         52,344
Metricom, Inc. (a)..........................................  1,500         38,625
Motient Corp. (a)...........................................  2,400         33,900
MTS Systems Corp. ..........................................  10,550        73,850
Park Electrochemical Corp. .................................  3,100        172,437
Primex Technologies, Inc. ..................................  4,200        122,062
S3, Inc. (a)................................................  5,650         58,266
Triumph Group, Inc. (a).....................................  2,450         87,894
                                                                       -----------
                                                                         1,016,279
                                                                       -----------
TRANSPORTATION  2.4%
America West Holdings Corp., Class B (a)....................  3,050         37,172
American Freightways Corp. (a)..............................  6,900        109,537
Covenant Transport, Inc., Class A (a).......................  4,600         42,837
Landstar Systems, Inc. (a)..................................    950         42,394
MS Carriers, Inc. (a).......................................  2,600         40,625
Rollins Truck Leasing Corp. ................................  6,200         39,138
US Freightways Corp. .......................................  2,400         54,450
                                                                       -----------
                                                                           366,153
                                                                       -----------
UTILITIES  10.1%
Energen Corp. ..............................................  5,800        172,550
Equitable Resources, Inc. ..................................  1,200         76,050
General Communication, Inc., Class A (a)....................  14,000       100,187
Madison Gas & Electric Co. .................................  5,100        116,025
Northwest Natural Gas Co. ..................................  4,000         91,000
Northwestern Corp. .........................................  5,250        102,375
NUI Corp. ..................................................  4,050        122,259
Oneok, Inc. ................................................  5,600        222,600
Public Service Co. of New Mexico............................  6,200        160,425

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
UTILITIES (CONTINUED)
RGS Energy Group, Inc. .....................................  4,800    $   135,300
Southwestern Energy Co. ....................................  10,050        87,938
Tekelec, Inc. (a)...........................................    600         19,725
Western Gas Resources, Inc. ................................  4,800        120,300
                                                                       -----------
                                                                         1,526,734
                                                                       -----------
TOTAL LONG-TERM INVESTMENTS  96.2%
  (Cost $13,599,895)................................................    14,540,606

REPURCHASE AGREEMENT  3.7%
State Street Bank & Trust Co. ($560,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 9/29/00, to be sold on 10/02/00 at $560,299)
  (Cost $560,000)...................................................       560,000
                                                                       -----------

TOTAL INVESTMENTS  99.9%
  (Cost $14,159,895)................................................    15,100,606
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%.........................        14,445
                                                                       -----------

NET ASSETS  100.0%..................................................   $15,115,051
                                                                       ===========

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $14,159,895)........................  $15,100,606
Cash........................................................        5,044
Receivables:
  Investments sold..........................................      226,435
  Fund Shares Sold..........................................       47,864
  Dividends.................................................       18,525
                                                              -----------
    Total Assets............................................   15,398,474
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      169,681
  Fund Shares Repurchased...................................       41,880
  Distributor and Affiliates................................        1,856
Accrued Expenses............................................       51,275
Trustees' Deferred Compensation and Retirement Plans........       18,731
                                                              -----------
    Total Liabilities.......................................      283,423
                                                              -----------
NET ASSETS..................................................  $15,115,051
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $13,376,004
Net Unrealized Appreciation.................................      940,711
Accumulated Net Realized Gain...............................      785,571
Accumulated Undistributed Net Investment Income.............       12,765
                                                              -----------
NET ASSETS..................................................  $15,115,051
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $6,810,673 and 619,041 shares of
    beneficial interest issued and outstanding).............  $     11.00
    Maximum sales charge (5.75%* of offering price).........          .67
                                                              -----------
    Maximum offering price to public........................  $     11.67
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $5,144,812 and 470,429 shares of
    beneficial interest issued and outstanding).............  $     10.94
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,159,566 and 288,792 shares of
    beneficial interest issued and outstanding).............  $     10.94
                                                              ===========

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2000 (Unaudited)

INVESTMENT INCOME:
Dividends...................................................  $  113,796
Interest....................................................      19,375
                                                              ----------
    Total Income............................................     133,171
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................      48,011
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $6,888, $22,896 and $13,566,
  respectively).............................................      43,350
Registration Fee............................................      27,258
Reports to Shareholders.....................................      21,931
Shareholder Services........................................      21,836
Accounting..................................................      12,000
Trustees' Fees and Related Expenses.........................      11,666
Custody.....................................................       7,030
Legal.......................................................       5,968
Other.......................................................       7,423
                                                              ----------
    Total Expenses..........................................     206,473
    Expense Reduction ($48,011 Investment Advisory Fee and
      $35,851 Other)........................................      83,862
    Less Credits Earned on Cash Balances....................         453
                                                              ----------
    Net Expenses............................................     122,158
                                                              ----------
NET INVESTMENT INCOME.......................................  $   11,013
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  776,738
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     192,274
  End of the Period.........................................     940,711
                                                              ----------
Net Unrealized Appreciation During the Period...............     748,437
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,525,175
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,536,188
                                                              ==========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended September 30, 2000 and the Period June 21, 1999 (Commencement of Investment Operations) through March 31, 2000 (Unaudited)

                                                                        JUNE 21, 1999
                                                                       (COMMENCEMENT OF
                                               SIX MONTHS ENDED     INVESTMENT OPERATIONS)
                                              SEPTEMBER 30, 2000      TO MARCH 31, 2000
                                              --------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income........................    $    11,013              $    8,955
Net Realized Gain............................        776,738                   8,727
Net Unrealized Appreciation During the
  Period.....................................        748,437                 192,274
                                                 -----------              ----------
Change in Net Assets from Operations.........      1,536,188                 209,956
                                                 -----------              ----------
Distributions from Net Investment Income.....            -0-                  (8,955)
Distributions in Excess of Net Investment
  Income.....................................            -0-                 (12,718)
                                                 -----------              ----------
Distributions from and in Excess of Net
  Investment Income*.........................            -0-                 (21,673)
                                                 -----------              ----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.................................      1,536,188                 188,283
                                                 -----------              ----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold....................      5,501,916               9,555,139
Net Asset Value of Shares Issued Through
  Dividend Reinvestment......................            -0-                  16,500
Cost of Shares Repurchased...................     (1,866,602)               (816,373)
                                                 -----------              ----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...............................      3,635,314               8,755,266
                                                 -----------              ----------
TOTAL INCREASE IN NET ASSETS.................      5,171,502               8,943,549
NET ASSETS:
Beginning of the Period......................      9,943,549               1,000,000
                                                 -----------              ----------
End of the Period (Including accumulated
  undistributed net investment income of
  $12,765 and $1,752, respectively)..........    $15,115,051              $9,943,549
                                                 ===========              ==========

* Distributions by Class:
---------------------------------------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.............................    $       -0-              $  (14,958)
  Class B Shares.............................            -0-                  (4,541)
  Class C Shares.............................            -0-                  (2,174)
                                                 -----------              ----------
                                                 $       -0-              $  (21,673)
                                                 ===========              ==========

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        JUNE 21, 1999
                                                                       (COMMENCEMENT OF
               CLASS A SHARES                  SIX MONTHS ENDED     INVESTMENT OPERATIONS)
                                              SEPTEMBER 30, 2000      TO MARCH 31, 2000
                                              --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....       $ 9.81                  $10.00
                                                    ------                  ------
  Net Investment Income......................          .03                     .05
  Net Realized and Unrealized Gain/Loss......         1.16                    (.18)
                                                    ------                  ------
Total from Investment Operations.............         1.19                    (.13)
Less Distributions from and in Excess of Net
  Investment Income..........................          -0-                     .06
                                                    ------                  ------
NET ASSET VALUE, END OF THE PERIOD...........       $11.00                  $ 9.81
                                                    ======                  ======

Total Return (a).............................       11.79%**                 (.92%)**
Net Assets at End of the Period (In
  millions)..................................       $  6.8                  $  4.3
Ratio of Expenses to Average Net Assets*
  (b)........................................        1.50%                   1.48%
Ratio of Net Investment Income to Average Net
  Assets*....................................         .60%                    .67%
Portfolio Turnover...........................          28%**                   15%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (b)........................................        2.81%                   8.29%
Ratio of Net Investment Loss to Average Net
  Assets.....................................        (.71%)                 (6.14%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        JUNE 21, 1999
                                                                       (COMMENCEMENT OF
               CLASS B SHARES                  SIX MONTHS ENDED     INVESTMENT OPERATIONS)
                                              SEPTEMBER 30, 2000      TO MARCH 31, 2000
                                              --------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........       $ 9.78                  $10.00
                                                    ------                  ------
  Net Investment Income/Loss.................         (.01)                    .01
  Net Realized and Unrealized Gain/Loss......         1.17                    (.20)
                                                    ------                  ------
Total from Investment Operations.............         1.16                    (.19)
Less Distributions from and in Excess of Net
  Investment Income..........................          -0-                     .03
                                                    ------                  ------
NET ASSET VALUE, END OF THE PERIOD...........       $10.94                  $ 9.78
                                                    ======                  ======

Total Return (a).............................       11.64%**                (1.81%)**
Net Assets at End of the Period (In
  millions)..................................       $  5.1                  $  3.7
Ratio of Expenses to Average Net Assets*
  (b)........................................        2.25%                   2.23%
Ratio of Net Investment Loss to Average Net
  Assets*....................................        (.15%)                  (.08%)
Portfolio Turnover...........................          28%**                   15%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (b)........................................        3.59%                   9.04%
Ratio of Net Investment Loss to Average Net
  Assets.....................................       (1.49%)                 (6.89%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        JUNE 21, 1999
                                                                       (COMMENCEMENT OF
               CLASS C SHARES                  SIX MONTHS ENDED     INVESTMENT OPERATIONS)
                                              SEPTEMBER 30, 2000      TO MARCH 31, 2000
                                              --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....       $ 9.78                  $10.00
                                                    ------                  ------
  Net Investment Loss........................         (.01)                    .01
  Net Realized and Unrealized Gain/Loss......         1.17                    (.20)
                                                    ------                  ------
Total from Investment Operations.............         1.16                    (.19)
Less Distributions from and in Excess of Net
  Investment Income..........................          -0-                     .03
                                                    ------                  ------
NET ASSET VALUE, END OF THE PERIOD...........       $10.94                  $ 9.78
                                                    ======                  ======

Total Return (a).............................       11.75%**                (1.81%)**
Net Assets at End of the Period (In
  millions)..................................       $  3.2                  $  2.0
Ratio of Expenses to Average Net Assets*
  (b)........................................        2.25%                   2.23%
Ratio of Net Investment Loss to Average Net
  Assets*....................................        (.15%)                  (.08%)
Portfolio Turnover...........................          28%**                   15%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (b)........................................        3.57%                   9.04%
Ratio of Net Investment Loss to Average Net
  Assets.....................................       (1.47%)                 (6.89%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Value Fund (the "Fund") is organized as a series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end investment management company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing primarily in a diversified portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued. The Fund commenced investment operations on June 21, 1999 with three classes of common shares, Class A, Class B, and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At September 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $14,160,956, the aggregate gross unrealized appreciation is $2,334,508 and the aggregate gross unrealized depreciation is $1,394,858, resulting in net unrealized appreciation on long- and short-term investments of $939,650.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principals and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2000, the Fund's custody fee was reduced by $453 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................   .75 of 1%
Next $500 million...........................................   .70 of 1%
Over $1 billion.............................................   .65 of 1%

    For the six months ended September 30, 2000, the Adviser voluntarily waived $48,011 of its investment advisory fees and assumed $35,851 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended September 30, 2000, the Fund recognized expenses of approximately $200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by Van Kampen.

    For the six months ended September 30, 2000, the Fund recognized expenses of approximately $5,800 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund. All of this expense has been assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2000, the Fund recognized expenses of approximately $8,500. All of this expense has been assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $6,058,009, $4,526,581 and $2,791,414 for Classes A, B and C, respectively. For the six months ended September 30, 2000, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class A...................................................   251,051    $ 2,594,788
  Class B...................................................   161,334      1,629,271
  Class C...................................................   126,776      1,277,857
                                                              --------    -----------
Total Sales.................................................   539,161    $ 5,501,916
                                                              ========    ===========
Dividend Reinvestment:
  Class A...................................................       -0-    $       -0-
  Class B...................................................       -0-            -0-
  Class C...................................................       -0-            -0-
                                                              --------    -----------
Total Dividend Reinvestment.................................       -0-    $       -0-
                                                              ========    ===========
Repurchases:
  Class A...................................................   (73,156)   $  (776,103)
  Class B...................................................   (64,976)      (682,499)
  Class C...................................................   (38,142)      (408,000)
                                                              --------    -----------
Total Repurchases...........................................  (176,274)   $(1,866,602)
                                                              ========    ===========

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

At March 31, 2000, capital aggregated $4,239,324, $3,579,809 and $1,921,557 for
Classes A, B and C, respectively. For the period ended March 31, 2000, transactions were as follows:

                                                              SHARES       VALUE
Sales:
  Class A...................................................  434,157    $4,160,669
  Class B...................................................  387,489     3,699,051
  Class C...................................................  177,518     1,695,419
                                                              -------    ----------
Total Sales.................................................  999,164    $9,555,139
                                                              =======    ==========
Dividend Reinvestment:
  Class A...................................................    1,251    $   11,585
  Class B...................................................      388         3,590
  Class C...................................................      143         1,325
                                                              -------    ----------
Total Dividend Reinvestment.................................    1,782    $   16,500
                                                              =======    ==========
Repurchases:
  Class A...................................................  (34,262)   $ (326,588)
  Class B...................................................  (43,806)     (417,468)
  Class C...................................................   (7,503)      (72,317)
                                                              -------    ----------
Total Repurchases...........................................  (85,571)   $ (816,373)
                                                              =======    ==========

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                AS A PERCENTAGE OF
                                                                   DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                              -----------------------
YEAR OF REDEMPTION                                            CLASS B         CLASS C
First.......................................................   5.00%           1.00%
Second......................................................   4.00%            None
Third.......................................................   3.00%            None
Fourth......................................................   2.50%            None
Fifth.......................................................   1.50%            None
Sixth and Thereafter........................................    None            None

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

    For the six months ended September 30, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $6,100 and CDSC on redeemed shares of approximately $2,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $7,114,482 and $3,439,315, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended September 30, 2000, are payments retained by Van Kampen of approximately $28,200.

6. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rate percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN SMALL CAP VALUE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors.

     PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's investment adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After February 28, 2001, the report if used with prospective investors, must be accompanied by a monthly performance update.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       5
                          TOP FIVE SECTORS       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      13
             NOTES TO FINANCIAL STATEMENTS      19

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      23
     FUND OFFICERS AND IMPORTANT ADDRESSES      24

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH WAS STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.7 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT RECENT CUTS IN MANUFACTURING PAYROLLS SUPPORT THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND IN THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998 -- September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.70

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1998 -- September 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.30
Sep 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Life-of-Fund average annual
total return(1)                           4.50%      4.30%      4.30%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                -1.51%     -0.70%      3.30%
-------------------------------------------------------------------------
Commencement date                      06/26/00   06/26/00   06/26/00
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% on Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

    An investment in the Fund is subject to Investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--September 30, 2000)


1.   JUNIPER NETWORKS            6.1%
     Produces hardware and software to
     route traffic on the Internet.

2.   SIEBEL                      6.0%
     Helps enable electronic business-to-
     business commerce.

3.   CIENA                       5.8%
     Develops systems to improve and
     expand data and telecommunications
     networks worldwide.

4.   APPLIED MICRO CIRCUITS      5.7%
     Develops high-speed integrated
     circuits for data and
     telecommunications.

5.   CHECK POINT
     SOFTWARE TECHNOLOGIES       5.3%
     Provides Internet security by
     blocking viruses and other unwanted
     Web content.

6.   ADOBE SYSTEMS               5.2%
     Develops computer software products
     and technologies.

7.   EMC                         4.9%
     Provides products and services that
     help companies store and access large
     amounts of computer data.

8.   LEHMAN BROTHERS             4.7%
     Provides financial services to
     governments, corporations, and
     consumers worldwide.

9.   CAPITAL ONE                 4.4%
     Provides credit card, loan, and other
     financial services to consumers in
     the United States.

10.  CALPINE                     4.3%
     Owns and operates power plants and
     sells electricity predominately in
     the United States.

TOP FIVE SECTORS

(as a percentage of long-term investments--September 30, 2000)

[BAR GRAPH]

Finance                                                                          19
Computers - Software                                                             16.50
Communication Technology - Equipment                                             13.40
Electronics Semiconductors                                                       11.60
Energy                                                                           11.40

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SELECT GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN SINCE ITS INCEPTION ON JUNE 26, 2000. THE TEAM IS LED BY SENIOR PORTFOLIO MANAGER GARY LEWIS, WHO HAS MANAGED THE FUND SINCE INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979, AND BY SENIOR PORTFOLIO MANAGER JANET LUBY, WHO HAS ALSO MANAGED THE FUND SINCE INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1989. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS DUDLEY BRICKHOUSE AND DAVID WALKER AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q   IN LIGHT OF THE MARKET CONDITIONS
    YOU'VE ENCOUNTERED THUS FAR, HOW WOULD YOU DESCRIBE THE FUND'S PERFORMANCE IN ITS FIRST THREE MONTHS OF OPERATIONS?

A   We believe the fund is off to a
good start, having achieved a total return of 4.50 percent for the period since its inception (June 26, 2000, through September 30, 2000; Class A shares at net asset value; if the maximum sales charge of 5.75 percent were included, the return would have been lower). Past performance is no guarantee of future results, and due to recent market activity, fund performance may vary from the figure shown. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

    This compares favorably to the performance of the Standard & Poor's 500 Index, which declined by 1.00 percent over the same period. The S&P 500 Index, an unmanaged, capitalization-weighted measure of 500 stocks, is a statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Past performance is no guarantee of future results.

    The stock market has been trying to shake off the effects of the sharp decline that occurred earlier this year, particularly in April and May. Some stocks have rebounded nicely, but what we've seen is a narrow market. That is, only a select group of stocks have contributed significantly to the market's recovery.

    This type of market is precisely why the Van Kampen Select Growth Fund was established earlier this year. When the performance of a few stocks is carrying the performance of the market as a whole, good stock selection is a must. It is imperative that portfolio managers not only invest in the right sectors, but then they must also find the specific stocks within those sectors with the potential to outperform. Because the fund is nondiversified, our approach is to limit the fund's portfolio to fewer stocks than a typical diversified fund. Specifically, we are looking for stocks with strong and improving fundamentals accompanied by rising earnings expectations and rising valuations.

Q   WHAT WERE SOME OF THE
    CHALLENGES YOU FACED IN MANAGING THE FUND?

A   Even though the fund was
launched in June when the market was trying to recover from the declines of April and May, we were not overly concerned with the timing of the fund's inception. We seek capital appreciation over the long term.

    An important factor in the market's performance since the fund's inception has been the Federal Reserve Board's push to control the growth of the economy and keep inflation in check. Concerned that brisk economic growth would ignite inflation, the Fed raised key short-term interest rates four times over the past year, with the last increase in May 2000. Many investors worried that rising interest rates would slow the economy, dampen business investment and consumer spending, and put pressure on corporate earnings.

    These fears hit companies in the technology sector especially hard. Investor concern over any real or perceived slowdown resulted in harsh reactions to stocks considered to be the most vulnerable to an economic slowdown.

    Stock prices have been flat since then, although continued market volatility suggests investors are struggling to assess the impact of interest rates, higher commodities prices, political uncertainty, and other factors. Corporate earnings are once again in the spotlight, and investors are on the lookout for companies with more visible, more reliable earnings prospects.

Q   WHAT ARE SOME OF THE RISKS OF
    YOUR INVESTMENT STRATEGY?

A   The primary concern with this
approach is that the fund's assets are focused in a relatively small number of issues--25 stocks as of September 30--which accentuates each stock's contribution to the portfolio's overall performance. Because the fund is nondiversified, it can take sizable positions in each individual stock. That means both the potential gains and the potential losses are magnified.

    This underscores the need for thorough and insightful research. Our stock selection process begins with a search for stocks that we believe are likely to sustain their earnings momentum, as evidenced by rising earnings expectations and rising valuations. Then we generally try to visit with key executives to help us identify their strengths and their depth of experience and to discuss and evaluate their business model.

Q   IN WHAT AREAS OF THE MARKET
    DID THE FUND INVEST DURING THE PERIOD?

A   As of September 30, slightly more
than half of the fund's net assets were invested in technology stocks, accounting for seven of the fund's top 10 holdings. This is a market sector that, in our opinion, continued to hold promise as demand for "anywhere to anywhere" connectivity drives the need for bandwidth to accommodate the exploding growth of data and Internet traffic.

    Financial stocks were the second largest allocation in the portfolio, representing 18.5 percent of net assets. We believe this sector offered a number of opportunities, particularly in the brokerage, insurance, and specialty finance arenas, as these companies have benefited from an improving interest-rate environment and a stronger fundamental outlook.

    Energy stocks represented 11.1 percent of net assets. Strong demand accompanied by limited supply contributed to strength in commodity prices and the associated increase in earnings expectations. Power capacity shortages helped independent power producers, such as Calpine Corporation, which was one of the fund's top 10 holdings.

Q   WHAT ARE SOME OF THE STOCKS
    THAT PERFORMED WELL DURING THE PERIOD FOR THE FUND?

A   Check Point Software, Ciena
Corporation, Siebel Systems, and Juniper Networks were among the fund's top-performing technology stocks. All of these firms have gained from the rapid growth in Internet traffic and the related need for bandwidth, security, and software.

    In the financial sector, we have seen strong performance from Lehman Brothers Holdings, which benefited from strength in its core trading and underwriting business, and from Marsh & McLennan, an insurance firm with good earnings and an improving pricing structure.

    In health care, the stock of UnitedHealth Group, a large health maintenance organization, has been buoyed by the company's ability to increase prices while keeping costs in check.

    Of course, not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of these stocks will continue to perform or will be held by the fund in the future. For additional fund highlights, please refer to page 5.

Q   WHICH STOCKS PERFORMED
    BELOW YOUR EXPECTATIONS DURING THE PERIOD?

A   We were disappointed by the
performance of Kohl's Corporation, an operator of a department store chain. Even though their fundamentals were solid and their management team was quite strong, their stock has been punished by investor fears of a weakening retail environment.

    Also, earnings disappointments hurt some of the historically strong technology stocks. This dragged down some of the other technology issues held by the fund during the reporting period, such as Micron Technology, a semiconductor manufacturer.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET?

A   In general, we're still quite bullish.
The leadership we have seen from the financials and the utilities bodes well for the market. Also, historically, the fourth quarter of the year has been strong for technology stocks, as companies accelerate spending to exhaust their budgets for computer equipment, supplies, and services.

    Nevertheless, the fourth quarter of 2000 started with profit warnings from traditional technology leaders like Apple, Dell, and Intel, which triggered a fairly severe sell-off. We expect to get the bad news out of the way early in the quarter and move into a more constructive environment over the rest of the year.

    In the short term, investors will likely continue to focus on corporate earnings, so we expect to see persistent volatility in stock prices as the market reacts to various earnings announcements. The market appears to be anticipating no further rate increases until next year, as the economy appears to be growing more slowly with inflation under control. Barring an unforeseen external shock, we remain optimistic with regard to the overall environment for stocks.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds are offered in D shares by separate prospectus.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing investment risk and return; a balanced portfolio may combine stocks, bonds, and cash equivalents.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                   SHARES        VALUE
COMMON STOCK  97.5%
COMMUNICATIONS TECHNOLOGY--EQUIPMENT  13.1%
Alcatel SA--ADR (France)....................................  300,000   $   18,862,500
CIENA Corp. (a).............................................  600,000       73,687,500
Corning, Inc. ..............................................  175,000       51,975,000
SDL, Inc. (a)...............................................   80,000       24,745,000
                                                                        --------------
                                                                           169,270,000
                                                                        --------------
COMPUTERS--HARDWARE  5.9%
Juniper Networks, Inc. (a)..................................  350,000       76,628,125
                                                                        --------------
COMPUTERS--NETWORKING  8.8%
EMC Corp. (a)...............................................  625,000       61,953,125
Sun Microsystems, Inc. .....................................  445,000       51,953,750
                                                                        --------------
                                                                           113,906,875
                                                                        --------------
COMPUTERS--SOFTWARE  16.1%
Adobe Systems, Inc. ........................................  425,000       65,981,250
Check Point Software Technologies Ltd. (a)..................  425,000       66,937,500
Siebel Systems, Inc. (a)....................................  675,000       75,135,937
                                                                        --------------
                                                                           208,054,687
                                                                        --------------
CONSUMER DISTRIBUTION  1.9%
Kohl's Corp. (a)............................................  425,000       24,517,188
                                                                        --------------
ELECTRONICS--MANUFACTURING  3.7%
Sanmina Corp. (a)...........................................  510,000       47,748,750
                                                                        --------------
ELECTRONICS--SEMICONDUCTORS  11.3%
Altera Corp. (a)............................................  550,000       26,262,500
Analog Devices, Inc. (a)....................................  575,000       47,473,438
Applied Micro Circuits Corp. (a)............................  350,000       72,471,875
                                                                        --------------
                                                                           146,207,813
                                                                        --------------
ENERGY  11.1%
Anadarko Petroleum Corp. ...................................  625,000       41,537,500
Calpine Corp. (a)...........................................  520,000       54,275,000
Coastal Corp. ..............................................  650,000       48,181,250
                                                                        --------------
                                                                           143,993,750
                                                                        --------------
FINANCE  18.5%
American International Group, Inc...........................  500,000       47,843,750
Capital One Financial Corp..................................  800,000       56,050,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

                                                                            MARKET
DESCRIPTION                                                   SHARES        VALUE
FINANCE (CONTINUED)
Lehman Brothers Holdings, Inc...............................  400,000   $   59,100,000
Marsh & McLennan Cos., Inc..................................  375,000       49,781,250
Merrill Lynch & Co., Inc....................................  402,500       26,565,000
                                                                        --------------
                                                                           239,340,000
                                                                        --------------
HEALTHCARE  7.1%
Cardinal Health, Inc........................................  600,000       52,912,500
UnitedHealth Group, Inc.....................................  400,000       39,500,000
                                                                        --------------
                                                                            92,412,500
                                                                        --------------

TOTAL LONG-TERM INVESTMENTS  97.5%
  (Cost $1,120,564,498)..............................................    1,262,079,688

REPURCHASE AGREEMENT  0.7%
State Street Bank & Trust Co. ($8,629,000 par collateralized by U.S.
  Government Obligations in a pooled cash account, dated 09/29/00, to be sold on 10/02/00 at $8,633,602)
  (Cost $8,629,000)..................................................        8,629,000
                                                                        --------------
TOTAL INVESTMENTS  98.2%
  (Cost $1,129,193,498)..............................................    1,270,708,688

OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%..........................       24,006,526
                                                                        --------------

NET ASSETS  100.0%...................................................   $1,294,715,214
                                                                        ==============

(a) Non-income producing security as this stock does not currently declare dividends.

ADR--American Depository Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $1,129,193,498).....................  $1,270,708,688
Cash........................................................           2,331
Receivables:
  Investments Sold..........................................     100,507,110
  Fund Shares Sold..........................................      11,636,979
  Dividends.................................................         124,201
                                                              --------------
    Total Assets............................................   1,382,979,309
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      85,017,260
  Distributor and Affiliates................................       1,268,289
  Fund Shares Repurchased...................................       1,008,077
  Investment Advisory Fee...................................         734,697
Accrued Expenses............................................         231,892
Trustees' Deferred Compensation and Retirement Plans........           3,880
                                                              --------------
    Total Liabilities.......................................      88,264,095
                                                              --------------
NET ASSETS..................................................  $1,294,715,214
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,252,097,455
Net Unrealized Appreciation.................................     141,515,190
Accumulated Net Investment Loss.............................      (4,509,499)
Accumulated Net Realized Loss...............................     (94,387,932)
                                                              --------------
NET ASSETS..................................................  $1,294,715,214
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $244,865,711 and 23,442,401 shares of
    beneficial interest issued and outstanding).............  $        10.45
    Maximum sales charge (5.75%* of offering price).........            0.64
                                                              --------------
    Maximum offering price to public........................  $        11.09
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $857,277,559 and 82,211,436 shares of
    beneficial interest issued and outstanding).............  $        10.43
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $192,571,944 and 18,468,206 shares of
    beneficial interest issued and outstanding).............  $        10.43
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Period Ended September 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $    717,248
Dividends...................................................       483,943
                                                              ------------
    Total Income............................................     1,201,191
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,078,165
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $122,220, $1,975,087 and $433,642,
  respectively).............................................     2,530,949
Shareholder Services........................................       676,638
Custody.....................................................        22,513
Legal.......................................................        12,911
Trustees' Fees and Related Expenses.........................         5,044
Other.......................................................       384,470
                                                              ------------
    Total Expenses..........................................     5,710,690
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (4,509,499)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(94,387,932)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................           -0-
  End of the Period.........................................   141,515,190
                                                              ------------
Net Unrealized Appreciation During the Period...............   141,515,190
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 47,127,258
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 42,617,759
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Period June 26, 2000 (Commencement of Investment Operations) through September 30, 2000 (Unaudited)

                                                                  JUNE 26, 2000
                                                                 (COMMENCEMENT OF
                                                              INVESTMENT OPERATIONS)
                                                              TO SEPTEMBER 30, 2000
                                                              ----------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................      $   (4,509,499)
Net Realized Loss...........................................         (94,387,932)
Net Unrealized Appreciation During the Period...............         141,515,190
                                                                  --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........          42,617,759
                                                                  --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       1,275,305,365
Cost of Shares Repurchased..................................         (23,207,910)
                                                                  --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       1,252,097,455
                                                                  --------------
TOTAL INCREASE IN NET ASSETS................................       1,294,715,214
NET ASSETS:
Beginning of the Period.....................................                 -0-
                                                                  --------------
End of the Period (Including accumulated net investment loss
  of $4,509,499)............................................      $1,294,715,214
                                                                  ==============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    JUNE 26, 2000
                                                                   (COMMENCEMENT OF
                       CLASS A SHARES                           INVESTMENT OPERATIONS)
                                                                TO SEPTEMBER 30, 2000
                                                                ----------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................            $10.00
                                                                        ------
  Net Investment Loss.......................................              (.02)
  Net Realized and Unrealized Gain..........................               .47
                                                                        ------
Total from Investment Operations............................               .45
                                                                        ------
NET ASSET VALUE, END OF THE PERIOD..........................            $10.45
                                                                        ======

Total Return (a)............................................             4.50%*
Net Assets at End of the Period (In millions)...............            $244.9
Ratio of Expenses to Average Net Assets.....................             1.36%
Ratio of Net Investment Loss to Average Net Assets..........            (0.94%)
Portfolio Turnover..........................................               77%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sale charges were included, total returns would be lower.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    JUNE 26, 2000
                                                                   (COMMENCEMENT OF
                       CLASS B SHARES                           INVESTMENT OPERATIONS)
                                                                TO SEPTEMBER 30, 2000
                                                                ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................            $10.00
                                                                        ------
  Net Investment Loss.......................................              (.04)
  Net Realized and Unrealized Gain..........................               .47
                                                                        ------
Total from Investment Operations............................               .43
                                                                        ------
NET ASSET VALUE, END OF THE PERIOD..........................            $10.43
                                                                        ======

Total Return (a)............................................             4.30%*
Net Assets at End of the Period (In millions)...............            $857.3
Ratio of Expenses to Average Net Assets.....................             2.10%
Ratio of Net Investment Loss to Average Net Assets..........            (1.68%)
Portfolio Turnover..........................................               77%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charges were included, total returns would be lower.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    JUNE 26, 2000
                                                                   (COMMENCEMENT OF
                       CLASS C SHARES                           INVESTMENT OPERATIONS)
                                                                TO SEPTEMBER 30, 2000
                                                                ----------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................            $10.00
                                                                        ------
  Net Investment Loss.......................................              (.04)
  Net Realized and Unrealized Gain..........................               .47
                                                                        ------
Total from Investment Operations............................               .43
                                                                        ------
NET ASSET VALUE, END OF THE PERIOD..........................            $10.43
                                                                        ======

Total Return (a)............................................             4.30%*
Net Assets at End of the Period (In millions)...............            $192.6
Ratio of Expenses to Average Net Assets.....................             2.10%
Ratio of Net Investment Loss to Average Net Assets..........            (1.68%)
Portfolio Turnover..........................................               77%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Select Growth Fund (the "Fund") is organized as a series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end investment management company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing primarily in a non-diversified portfolio of common stocks and other equity securities of growth companies considered by the Fund's adviser to be unusually attractive growth opportunities on an individual company basis. The Fund commenced investment operations on June 26, 2000 with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $1,129,193,498, the aggregate gross unrealized appreciation is $154,039,457 and the aggregate gross unrealized depreciation is $12,524,267, resulting in net unrealized appreciation on long- and short-term investments of $141,515,190.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................   .75 of 1%
Next $500 million...........................................   .70 of 1%
Over $1 billion or thereafter...............................   .65 of 1%

    For the period ended September 30, 2000, the Fund recognized expenses of approximately $12,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

    For the period ended September 30, 2000, the Fund recognized expenses of approximately $12,600 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended September 30, 2000, the Fund recognized expenses of approximately $528,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $238,730,971, $827,250,024 and
$186,116,460 for Classes A, B and C, respectively. For the period ended September 30, 2000, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A.............................................   24,527,626    $  249,929,851
  Class B.............................................   82,922,205       834,552,982
  Class C.............................................   18,925,057       190,822,532
                                                        -----------    --------------
Total Sales...........................................  126,374,888    $1,275,305,365
                                                        ===========    ==============
Repurchases:
  Class A.............................................   (1,085,225)   $  (11,198,880)
  Class B.............................................     (710,769)       (7,302,958)
  Class C.............................................     (456,851)       (4,706,072)
                                                        -----------    --------------
Total Repurchases.....................................   (2,252,845)   $  (23,207,910)
                                                        ===========    ==============

    Class B shares and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended September 30, 2000, no Class B shares converted to Class A shares. Class C shares do not possess a conversion feature. Class B and C shares are offered without a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

front end sales charge, but are subject to a contingent deferred sales charge
(CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and within one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             AS A PERCENTAGE OF DOLLAR
                                                              AMOUNT SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the period ended September 30, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $970,700 and CDSC on redeemed shares of approximately $228,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,039,371,506 and $824,419,077, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the period ended September 30, 2000, are payments retained by Van Kampen of approximately $983,200.

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN SELECT GROWTH FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64121-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After February 28, 2001, the report, if used with prospective investors, must be accompanied by a quarterly performance update.